   As filed with the Securities and Exchange Commission on March 1, 1999

                                                      Registration No. 33-55441
                                                                       811-7215
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -----------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

                          Pre-Effective Amendment No.                        [_]

                                                                             [X]
                      Post-Effective Amendment No. 7

                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      [_]

                                                                             [X]
                             Amendment No. 10

                        (Check appropriate box or boxes)

                                  -----------

                     PRUDENTIAL DIVERSIFIED BOND FUND, INC.

               (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (973) 367-7521

                             Deborah A. Docs, Esq.
                              Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name And Address Of Agent For Service)

                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.

                                  -----------

                       [_] immediately upon filing pursuant to paragraph (b)

                       [X] on March 1 pursuant to paragraph (b)

                       [_] 60 days after filing pursuant to paragraph (a)(1)

                       [_] on (date) pursuant to paragraph (a)(1)

                       [_] 75 days after filing pursuant to paragraph (a)(2)

                       [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                           If appropriate, check the following box:

                       [_] This post-effective amendment designates a new
                           effective datefor previously filed post-effective amendment.


Title of Securities Bring Registered.......................Share of Common Stock
                                                     (Par Value $.001 per share)
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


     FUND TYPE:
     _________________________________
     Bond

     INVESTMENT OBJECTIVE:
     _________________________________
     High current income consistent with an appropriate balance between risk and reward


     Prudential Diversified
     Bond Fund
                                   [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

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PROSPECTUS: MARCH 2, 1999

As with all mutual funds,
filing this prospectus with
the Securities and Exchange
Commission does not mean that
the SEC has approved or
disapproved the Fund shares,
nor has the SEC determined
that this prospectus is
complete or accurate. It is a
criminal offense to state
otherwise.
                                        [LOGO]  PRUDENTIAL
                                                INVESTMENTS

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   Table of Contents
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
  1  Risk/Return Summary
  1  Investment Objective and Principal Strategies
  1  Principal Risks
  3  Evaluating Performance
  4  Fees and Expenses

  6  How the Fund Invests
  6  Investment Objective and Policies
 10  Other Investments
 12  Derivative Strategies
 12  Additional Strategies
 14  Investment Risks

 19  How the Fund is Managed
 19  Manager
 19  Investment Adviser
 19  Portfolio Manager
 20  Distributor
 20  Year 2000 Readiness Disclosure

 22  Fund Distributions and Tax Issues
 22  Distributions
 23  Tax Issues
 24  If You Sell or Exchange Your Shares

 25  How to Buy, Sell and Exchange Shares of the Fund
 25  How to Buy Shares
 33  How to Sell Your Shares
 37  How to Exchange Your Shares

 39  Financial Highlights
 39  Class A Shares
 40  Class B Shares
 41  Class C Shares
 42  Class Z Shares

 44  The Prudential Mutual Fund Family

     For More Information (Back Cover)

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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
[GRAPHIC]

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   Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the PRUDENTIAL DIVERSIFIED BOND FUND, INC. which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE APPROPRIATE BALANCE BETWEEN RISK AND REWARD AS DETERMINED BY THE FUND'S INVESTMENT ADVISER. This means we allocate assets primarily among debt securities, including U.S. Government securities, mortgage-related securities, corporate debt securities and foreign securities. We normally invest at least 65% of the Fund's total assets in investment-grade debt securities. The Fund may also invest up to 35% of its net assets in non-investment-grade securities having a rating of not lower than CCC--also known as high yield or "junk" bonds. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Fund invests are subject to the risk of losing value because interest rates change or there is a lack of confidence in the borrower. In addition, certain securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Mortgage-related and asset-backed securities are subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities.

   Since the Fund may invest up to 45% of its total assets in foreign securities, there are different risks than if the Fund invested only in obligations of the U.S. Government and U.S. corporations. The amount of income available for distribution may be affected by the Fund's foreign currency gains or losses and certain hedging activities of the Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issuers. In addition, changes in currency exchange rates can reduce or increase market performance.

   Junk bonds have a higher risk of default and tend to be less liquid than higher-rated securities.

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                                                                        1

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   Risk/Return Summary
--------------------------------------------------------------------------------

   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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     PRUDENTIAL DIVERSIFIED BOND FUND                 [GRAPHIC]  (800) 225-1852

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   Risk/Return Summary
--------------------------------------------------------------------------------


EVALUATING PERFORMANCE

A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year. The table shows how the Fund's average annual returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

                              [GRAPH APPEARS HERE]
Annual Returns/1/ (Class A shares)
----------------------------------
1996                 5.80%
1997                 7.96%
1998                 5.14%
BEST QUARTER:   4.78%  (4th quarter of 1998)
WORST QUARTER: (1.86)% (1st quarter of 1996)
--------------------------------------------

1 These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the management fee waiver and expense reimbursement, the annual returns would have been lower, too.

 AVERAGE ANNUAL RETURNS/1/ (AS OF 12-31-98)

---------------------------------------------------------------------
                                           1 YR       SINCE INCEPTION
  Class A shares                          0.93% 8.47% (since 1-10-95)
  Class B shares                        (0.49%) 8.53% (since 1-10-95)
  Class C shares                          2.47% 8.64% (since 1-10-95)
  Class Z shares                          5.30% 8.24% (since 9-16-96)
  Lehman Bros. Aggregate Bond Index/2/    8.69% N/A
  Lipper Average/3/                       6.47% N/A*

1 The Fund's returns are after deduction of sales charges and expenses. Without the management fee waiver and expense reimbursement, the annual returns would have been lower.

2 The Lehman Bros. Aggregate Bond Index (Aggregate Bond Index)--an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity--gives a broad look at how short and intermediate-term bonds have performed. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charge. Aggregate Bond Index returns since the inception of each class are 9.98% for Class A, 9.98% for Class B, 9.98% for Class C and 9.54% for Class Z shares.
  Source: Lehman Bros.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper General Bond Fund category. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges.

* Lipper returns since the inception of each class are 10.49% for Class A, 10.49% for Class B and 10.49% for Class C shares and 9.15% for Class Z shares. Source: Lipper, Inc.

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                                                                        3

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                CLASS A CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                             4%    None      1%    None
  Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or sale proceeds)                          None   5%/2/   1%/3/    None
  Maximum sales charge (load) imposed on
  reinvested dividends and other distributions     None    None    None    None
  Redemption fees                                  None    None    None    None
  Exchange fee                                     None    None    None    None

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS A CLASS B CLASS C CLASS Z
  Management fees                                .50%    .50%    .50%    .50%
  + Distribution and service (12b-1) fees/4/     .30%   1.00%   1.00%    None
  + Other expenses                               .37%    .37%    .37%    .37%
  = TOTAL ANNUAL FUND OPERATING EXPENSES        1.17%   1.87%   1.87%    .87%
  -Fee waiver or expense reimbursement/4/        .17%    .37%    .37%    .12%
  = NET EXPENSES                                1.00%   1.50%   1.50%    .75%

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 The Fund's distribution and service fees have been restated to reflect current fee levels for Class A shares. For the fiscal year ending December 31, 1999, the Manager and the Distributor of the Fund have contractually agreed to reimburse the Fund for distribution fees and operating expenses in the total amount of .17%, .37%, .37% and .12% of the average daily net assets for Class A, Class B, Class C and Class Z shares, respectively.



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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
[GRAPHIC APPEARS HERE]

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   Risk/Return Summary
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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce distribution and service fees for Class A, Class B and Class C shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

                     1 YR 3 YRS  5 YRS 10 YRS
  Class A shares     $597  $837 $1,096 $1,835
  Class B shares/1/  $653  $852 $1,077 $1,891
  Class C shares     $351  $646 $1,067 $2,239
  Class Z shares     $ 77  $266 $  470 $1,061

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                  1 YR 3 YRS  5 YRS 10 YRS
  Class A shares  $597  $837 $1,096 $1,835
  Class B shares  $153  $552 $  977 $1,891
  Class C shares  $251  $646 $1,067 $2,239
  Class Z shares  $ 77  $266 $  470 $1,061


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                                                                        5

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   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE APPROPRIATE BALANCE BETWEEN RISK AND REWARD AS DETERMINED BY THE FUND'S INVESTMENT ADVISER. While we make every effort to achieve our objective, we can't guarantee success.

   The Fund seeks to achieve this objective by investing in bonds and other fixed-income securities whereby issuers borrow money from investors in return for either a fixed or variable rate of interest and eventual repayment of the amount borrowed. The Fund will invest in different sectors of the fixed-income securities markets, primarily U.S. GOVERNMENT SECURITIES, MORTGAGE-RELATED SECURITIES, CORPORATE DEBT SECURITIES and FOREIGN SECURITIES (MAINLY GOVERNMENT).

   The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. The investment adviser uses quantitative analysis to evaluate each bond issue considered for the Fund. In selecting portfolio securities, the investment adviser will consider economic conditions and interest rate fundamentals. The investment adviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk.

   The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector. Under normal market circumstances, the Fund will maintain at least 65% of its total assets in investment-grade debt securities and at least 65% of its total assets in bonds, which are debt securities with a maturity at date of issue of greater than one year. Investment-grade debt securities are debt securities rated BBB or higher or Baa or higher or the equivalent by a major rating service, such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). A rating is an assessment of the likelihood of timely repayment of interest and principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial condition of a company.


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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
[GRAPHIC APPEARS HERE]

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   How the Fund Invests
--------------------------------------------------------------------------------

   Debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, but have speculative characteristics and are riskier than higher-rated securities. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. Up to 35% of the Fund's assets may be invested in lower-rated securities that are more risky, with ratings no lower than CCC by at least one major rating service. Obligations rated BB by S&P or Ba by Moody's or lower are considered to be speculative with respect to their capacity to pay interest and principal payments and are commonly referred to as HIGH-YIELD or "JUNK" BONDS. These securities tend to offer higher yields, but also carry greater credit risk than higher-rated securities. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may either be in default or risk of default on principal and interest payments.

   During the fiscal year ended December 31, 1998, the monthly dollar- weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

--------------------------------------------------------------------------------

  Ratings   Percentage of Total Investments
  AAA/Aaa                2.5%
  AA/Aa                  4.8%
  A/A                    12.4%
  BBB/Baa                41.7%
  BB/Ba                  20.4%
  B/B                    8.7%
  Unrated                1.8%

   Generally, the Fund's Average weighted maturity will range from 1 to 30 years. As of December 31, 1998, the Fund's average weighted maturity was 10.22 years.

   The Fund may also invest in DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities such as U.S. Treasury securities, are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These also

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                                                                        7

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   How the Fund Invests
--------------------------------------------------------------------------------

include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

   The Fund invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government or its agencies include FNMAs, GNMAs and debt securities issued by the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac"). The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

   Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.


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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
[GRAPHIC]

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   How the Fund Invests
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   The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.
   A corporation that wishes to raise cash may choose to issue a CORPORATE DEBT SECURITY whereby the corporation pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.
   The Fund may invest up to 45% of its total assets in FOREIGN DEBT SECURITIES, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars.

   Foreign debt securities are subject to more and different risks than U.S. debt securities, including risks associated with securities issued by European entities that are denominated in the new "euro" currency. The overall impact of the transition to the euro currency cannot be determined with certainty at this time, however, the transition could impact the Fund's processing, trading and investment decisions with respect to such securities.

   The Fund may also engage in ACTIVE TRADING--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. The Fund will be more heavily involved in active trading during periods of market volatility in order to preserve gains or limit losses. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund's return.



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                                                                        9

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   How the Fund Invests
--------------------------------------------------------------------------------

   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Fund that are not fundamental.

OTHER INVESTMENTS

In addition to the above principal strategies, we may also make the following investments to increase the Fund's returns or protect its assets if market conditions warrant.

   The types of fixed-income securities in which the Fund may invest include zero coupon bonds, deferred payment and pay-in-kind (PIK) securities. ZERO COUPON BONDS do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value). DEFERRED PAYMENT securities pay regular interest after a predetermined date. PIK SECURITIES pay interest by delivery of additional securities.

   The Fund records the amount these securities rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income and the value of the paid-in-kind interest.

   The Fund may also invest in other sectors of fixed-income securities, including private asset-backed securities and municipal bonds. An ASSET-BACKED SECURITY is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.

   MUNICIPAL BONDS are issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations payable from the issuer's general revenues, whereas revenue


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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

bonds are payable only from the revenues derived from a specific source. Interest on municipal bonds may be tax-exempt for the Fund but dividends are anticipated to be taxable when distributed to shareholders.

   The Fund may also invest in CONVERTIBLES, which include preferred stock and debt securities of a corporation that either have warrants attached or otherwise permit the holder to buy common stock of the corporation at a set price. Convertibles provide an income stream and give investors opportunities to participate in the capital appreciation of the underlying common stock. The Fund will sell common stock recieved upon conversion. Convertibles typically offer greater potential for appreciation than nonconvertible debt securities.

   The Fund may invest in MONEY MARKET INSTRUMENTS, including commercial paper of domestic and foreign companies, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and foreign government securities.
   The Fund may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

   The Fund may use REVERSE REPURCHASE AGREEMENTS, where the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. A repurchase agreement is like a loan by the Fund to the other party that creates a fixed return for the Fund.
   The Fund may enter into DOLLAR ROLLS in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

   FOR TEMPORARY DEFENSIVE PURPOSES, in response to adverse market, economic or political conditions, we may temporarily invest without limit in money market instruments, hold cash and invest in repurchase agreements. Investing heavily in these securities limits our ability to achieve our investment objective, but may help to preserve the Fund's assets.

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                                                                        11

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


DERIVATIVE STRATEGIES

The Fund may use alternative DERIVATIVE STRATEGIES to try to improve its returns or protect its assets, although we cannot guarantee that they will work or that the Fund will not lose money. Derivatives--such as forward foreign currency exchange contracts, futures contracts, options and options on futures--involve costs and can be volatile. A FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT is an obligation to buy or sell a given currency on a future date and at a set price. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An OPTION is the right to buy or sell securities, or in the case of an OPTION ON A FUTURES CONTRACT, the right to buy or sell a futures contract in exchange for a premium.

   With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, currency, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. Any derivatives we may use may not match the Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risks of Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund may enter into SHORT SALES, where the Fund sells a security in anticipation of a decline in the market value of the security. In a straight short sale, the Fund makes money by selling a security it has borrowed and then, in order to return it to the lender, later repurchases it at a lower market price. In a short sale "against the box," the Fund, owns or has the right to acquire the security at no additional cost through conversion or exchange of other securities it owns.
   The Fund may also purchase money market obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.


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     12
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   How the Fund Invests
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   The Fund may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 10% of the Fund's net assets.
   The Fund may also invest in bank loans between a corporate borrower and one or more lenders. The Fund's investment generally is in the form of participations in loans (LOAN PARTICIPATIONS). In loan participations, if the borrower does not pay back the loan or otherwise comply with the loan agreement, the Fund generally does not have the right to make it do so, nor will the Fund have any claim on the collateral supporting the loan.

   The Fund may BORROW an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. Borrowing for investment purposes is generally known as LEVERAGING. Leveraging is a speculative investment technique and exaggerates the effect of any increase or decrease in the market value of the Fund's portfolio.

   The Fund also follows certain policies when it PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); LENDS IT SECURITIES to others (the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that the outstanding loans do not exceed in aggregate 30% of the value of the Fund's total assets and that such loans are callable at any time by the Fund, and are at all times secured by cash or equivalent collateral); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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                                                                        13

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   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indices, performance of the Fund can deviate from performance of the indices. This chart outlines the key risks and potential rewards of the Fund's principal and other investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S ASSETS      RISKS                  POTENTIAL REWARDS
                      . Credit risk--the      . Regular interest
                        risk that the           income
                        borrower can't
                        pay back the
                        money borrowed or
                        make interest
                        payments

 INVESTMENT-GRADE
 DEBT SECURITIES                              . The U.S.
                                                Government
                                                guarantees
                                                interest and
                                                principal
                                                payments on
                                                certain
                                                securities

 At least 65% of
 total assets

                      . Market risk--the
                        risk that bonds
                        or other debt
                        instruments may
                        lose value in the
                        market because
                        interest rates
                        change or there
                        is a lack of
                        confidence in the
                        borrower

                                              . Generally more
                                                secure than stock
                                                since companies
                                                must pay their
                                                debts before they
                                                can pay dividends

--------------------------------------------------------------------------------

 FOREIGN              . Foreign markets,      . Investors can
 SECURITIES             economies and           participate in
                        political               the growth of
                        systems,                foreign markets
                        particularly            and companies
                        those in                operating in
                        developing              those markets
                        countries, may
                        not be as stable
                        as in the U.S.

 Up to 45% of to-
 tal assets

                                              . Changing value of
                                                foreign currency

                      . Currency risk--
                        changing values
                        of foreign
                        currencies

                                              . Opportunities for
                                                diversification

                      . May be less
                        liquid than U.S.
                        stocks and bonds

                      . Differences in
                        foreign laws,
                        accounting
                        standards, public
                        information and
                        custody and
                        settlement
                        practices.

                      . Euro conversion
                        risk--if
                        conversion to
                        "Euro" currency
                        is difficult or
                        has adverse
                        accounting
                        consequences,
                        Fund may be
                        negatively
                        impacted

                      . Year 2000
                        conversion may be
                        more of a problem
                        for some foreign
                        issuers
--------------------------------------------------------------------------------


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



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   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)

 % OF FUND'S ASSETS  RISKS                    POTENTIAL REWARDS
 HIGH-YIELD DEBT      . Higher market         . May offer higher
 SECURITIES (JUNK       risk than higher-       interest income
 BONDS)                 grade debt              than higher-grade
                        securities              debt securities

 Up to 35% of net
 assets               . Higher credit
                        risk than higher-
                        grade debt
                        securities

                      . May be more
                        illiquid (harder
                        to value and
                        sell), in which
                        case valuation
                        would depend more
                        on investment
                        adviser's
                        judgment than is
                        generally the
                        case with higher-
                        rated securities

--------------------------------------------------------------------------------

                                              . Regular interest
 MORTGAGE-RELATED     . Prepayment risk--       income
 SECURITIES             the risk that the
                        underlying mort-      . The U.S. Govern-
 Percentage varies      gage may be pre-        ment guarantees
                        paid partially or       interest and
                        completely, gen-        principal pay-
                        erally during pe-       ments on certain
                        riods of falling        securities
                        interest rates,
                        which could ad-       . May benefit from
                        versely affect          security interest
                        yield to maturity       in real estate
                        and could require       collateral
                        the Fund to rein-
                        vest in lower-        . Pass-through in-
                        yielding securi-        struments provide
                        ties                    greater diversi-
                                                fication than di-
                      . Credit risk--the        rect ownership of
                        risk that the un-       loans
                        derlying mort-
                        gages will not be
                        paid by debtors
                        or by credit in-
                        surers or guaran-
                        tors of such in-
                        struments. Some
                        private mortgage
                        securities are
                        unsecured or se-
                        cured by lower-
                        rated insurers or
                        guarantors and
                        thus may involve
                        greater risk

                      . Market risk

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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                                                                        15

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)

 % OF FUND'S ASSETS   RISKS                   POTENTIAL REWARDS
 ASSET-BACKED         . Prepayment risk       . Regular interest
 SECURITIES                                     income
 (PRIVATELY-
 ISSUED)              . The security in-      . Prepayment risk
                        terest in the un-       is generally
 Up to 25% of to-       derlying collat-        lower than with
 tal assets             eral may not be         mortgage-related
                        as great as with        securities
                        mortgage-related
                        securities            . Pass-through in-
                                                struments provide
                      . Credit risk--the        greater diversi-
                        risk that the un-       fication than di-
                        derlying receiv-        rect ownership of
                        ables will not be       loans
                        paid by debtors
                        or by credit in-
                        surers or guaran-
                        tors of such in-
                        struments. Some
                        asset-backed se-
                        curities are
                        unsecured or se-
                        cured by lower-
                        rated insurers or
                        guarantors and
                        thus may involve
                        greater risk

                      . Market risk

--------------------------------------------------------------------------------
 ZERO COUPON          . Typically subject     . Value rises
 BONDS, PIK AND         to greater              faster when
 DEFERRED PAYMENT       volatility and          interest rates
 SECURITIES             less liquidity in       fall
                        adverse markets
 Percentage varies      than other debt
                        securities

                      . Credit risk

                      . Market risk
--------------------------------------------------------------------------------

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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
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     16

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   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S ASSETS      RISKS                  POTENTIAL REWARDS
--------------------------------------------------------------------------------
 DERIVATIVES          . Derivatives such      . The Fund could
                        as futures,             make money and
 Percentage varies      options and             protect against
                        forward foreign         losses if the
                        currency exchange       investment
                        contracts may not       analysis proves
                        fully offset the        correct
                        underlying
                        positions and         . One way to manage
                        this could result       the Fund's
                        in losses to the        risk/return
                        Fund that would         balance by
                        not have                locking in the
                        otherwise               value of an
                        occurred                investment ahead
                                                of time
                      . Derivatives used
                        for risk              . Derivatives that
                        management may          involve leverage
                        not have the            could generate
                        intended effects        substantial gains
                        and may result in       at low cost
                        losses or missed
                        opportunities

                      . The other party
                        to a derivatives
                        contract could
                        default

                      . Derivatives that
                        involve leverage
                        (borrowing for
                        investment) could
                        magnify losses

                      . Certain types of
                        derivatives
                        involve costs to
                        the Fund that can
                        reduce returns
--------------------------------------------------------------------------------

 BORROWING            . Leverage              . Leverage may
                        (borrowing for          magnify
 Up to 33 1/3% of       investment) may         investment gains
 total assets           magnify losses

                      . Interest costs
                        and borrowing
                        fees may exceed
                        potential
                        investment gains

--------------------------------------------------------------------------------

 ILLIQUID             . May be difficult      . May offer a more
 SECURITIES             to value                attractive yield
                        precisely               or potential for
 Up to 15% of net                               growth than more
 assets               . May be difficult        widely traded
                        to sell at the          securities
                        time or price
                        desired


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

 INVESTMENT TYPE (CONT'D)
 % OF FUND'S ASSETS      RISKS                  POTENTIAL REWARDS
--------------------------------------------------------------------------------
 WHEN-ISSUED AND      . Use of such           . Use of
 DELAYED DELIVERY       instruments and         instruments may
 SECURITIES,            strategies may          magnify
 REVERSE                magnify                 underlying
 REPURCHASE             underlying              investment gains
 AGREEMENTS,            investment losses
 DOLLAR ROLLS AND
 SHORT SALES          . Investment costs
                        may exceed
 Percentage varies      potential
                        underlying
                        investment gains

--------------------------------------------------------------------------------

 MONEY MARKET         . Limits potential      . May preserve the
 INSTRUMENTS            for capital             Fund's assets
                        appreciation
 Up to 35% or up
 to 100% of total     . Credit risk
 assets on a
 temporary basis      . Market risk

--------------------------------------------------------------------------------

 LOAN                 . Credit risk           . May offer right
 PARTICIPATIONS                                 to receive
                      . Market risk             principal,
 Percentage varies                              interest and fees
                      . Fund has no             without as much
                        rights against          risk as a lender
                        borrower in the
                        event borrower
                        does not repay
                        loan


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     PRUDENTIAL DIVERSIFIED BOND FUND                 [GRAPHIC]  (800) 225-1852

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   How the Fund is Managed
--------------------------------------------------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .50% of the Fund's average net assets.

   As of January 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.7 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGER

Prudential Investments' fixed-income group is organized by teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio manager BARBARA KENWORTHY contributes bottom-up securities selection within those guidelines and is responsible for the day-to-day management of the Fund.

   Ms. Kenworthy, a Managing Director of Prudential Investments, has managed the Fund since its inception in 1995. Before joining Prudential in 1994, she served as president and portfolio manager for several Dreyfus fixed-income funds. She earned a B.A. from Wilson College and an M.B.A. from New York University. Ms. Kenworthy has over 30 years of investment experience and is a member of the Treasury Borrowing Advisory Committee of the Public Securities Association.

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                                                                        19

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   How the Fund is Managed
--------------------------------------------------------------------------------

   Ms. Kenworthy conducts extensive analysis of U.S. and overseas markets to identify trends in interest rates, supply and demand and economic growth. She then selects the sectors, maturities and individual bonds she believes provide the best value under those conditions.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 Fees-- are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE

The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Directors receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.


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     PRUDENTIAL DIVERSIFIED BOND FUND                 [GRAPHIC]  (800) 225-1852

--------------------------------------------------------------------------------

   How the Fund is Managed
--------------------------------------------------------------------------------

   Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes LONG-TERM CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Distributions from, and gain from the sale of shares of, the Fund may also be subject to state income tax in the state in which you reside.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund pays DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders typically every quarter. For example, if the Fund owns an ACME Corp. bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
   The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.
   For your convenience, Fund dividends and distributions of capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
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     22

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   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

   Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are subject to backup withholding, we will generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon after received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Fund Distributions and Tax Issues
--------------------------------------------------------------------------------

be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than 12 months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a :taxable event.: Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a :taxable event: because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see :Class B Shares Convert to Class A Shares After Approximately Seven Years: in the next section.

--------------------------------------------------------------------------------

[LOGO APPEARS HERE]

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     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
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     24

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

   To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment

  . The length of time you expect to hold the shares and the impact of the varying distribution fees

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
   Exchange Shares of the Fund
--------------------------------------------------------------------------------

  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

  . Whether you qualify to purchase Class Z shares.
    See "How to Sell You Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                            CLASS A          CLASS B         CLASS C          CLASS Z
  Minimum purchase          $1,000           $1,000          $5,000           None
   amount/1/
  Minimum amount for        $100             $100            $100             None
   subsequent purchases/1/
  Maximum initial           4% of the public None            1% of the public None
   sales charge             offering price                   offering price
  Contingent Deferred       None             If sold during: 1% on sales      None
   Sales Charge                              Year 1,      5% made within
   (CDSC)/2/                                 Year 2,      4% 18 months
                                             Year 3,      3% of purchase/2/
                                             Year 4,      2%
                                             Year 5,      1%
                                             Year 6,      1%
                                             Year 7,      0%
  Annual distribution       .30 of 1%        1.00%           1.00%            None
   and service (12b-1)      (.25 of 1%       (.75 of 1%      (.75% of 1%
   fees (shown as a         currently)       currently)      currently)
   percentage of
   average net assets)/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services--Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .25 of 1% (including the .25 of 1% service fee) and .75 of 1% for Class B and 1% for Class C shares.


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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                           SALES CHARGE AS %   SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE       OF OFFERING PRICE  OF AMOUNT INVESTED REALLOWANCE
  Less than $50,000                     4.00%              4.17%       3.75%
  $50,000 to $99,999                    3.50%              3.63%       3.25%
  $100,000 to $249,999                 2.75%               2.83%       2.50%
  $250,000 to $499,999                 2.00%               2.04%       1.90%
  $500,000 to $999,999                 1.50%               1.52%       1.40%
  $1,000,000 and above/1/               None                None        None

1 If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:

  . Invest with an eligible group of related investors;

  . Buy the Class A shares of two or more Prudential mutual funds at the same time;

  . Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential mutual funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing

--------------------------------------------------------------------------------

                                                                        27
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plans under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust or a nonqualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.
   Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs, where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services;

  . Mutual fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Other Types of Investors. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be


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     28
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--------------------------------------------------------------------------------

purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

Prudential Retirement Plans. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of redemption. To qualify for this waiver, you must do one of the following:

  . Purchase your shares through an account at Prudential Securities;

  . Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation;

  . Purchase your shares through another broker.

This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:
  . Any Benefit Plan as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets
  . Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option

--------------------------------------------------------------------------------

                                                                        29
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   How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

  . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds

  . The Prudential Securities Cash Balance Pension Plan, an employee-defined benefit plan sponsored by Prudential Securities
  . Current and former Directors/Trustees of the Prudential Mutual Funds
    (including the Fund)
  . Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan

  . Prudential with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 1% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Class B Shares."


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STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily. We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell, or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and
Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.
--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        31
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STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market downturns--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.



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--------------------------------------------------------------------------------

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------


RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

   If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions

  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past three years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts


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representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (or one year if purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

  . On certain sales from a Systematic Withdrawal Plan.

   For more information on the above and the other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charges--Waiver of Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Prudential Retirement Plans. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred

--------------------------------------------------------------------------------

   How to Buy, Sell and
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), The Guaranteed Insulated Separate Account (a separate account offered by Prudential), and shares of The Stable Value Fund (an unaffiliated bank collective fund).

Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative and recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer


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[GRAPHIC]

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Agent or your broker at the time of the repurchase. See the SAI, "Purchase,
Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

   There are no sales charges for such exchanges, however, if you exchange--and then sell--Class B shares within approximately five years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.

   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares that are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


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     38
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--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

   Review each chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the two years ended December 31, 1998, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended December 31, 1996, and the period from January 10, 1995, through December 31, 1995, were audited by other independent auditors, whose reports were unqualified.

  CLASS A SHARES (FISCAL YEARS ENDED 12-31)
------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE              1998    1997    1996   1995/1/
  NET ASSET VALUE, BEGINNING OF PERIOD         $13.41  $13.57  $13.79   $12.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/5/                        .85     .98     .93      .90
  Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                 (.18)     .07   (.19)     1.51
  TOTAL FROM INVESTMENT OPERATIONS                .67    1.05     .74     2.41
------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income          (.85)   (.98)   (.93)    (.90)
  Distributions in excess of net investment
   income                                       --/4/   (.02)      --       --
  Distributions from net realized gains            --   (.21)   (.03)    (.22)
  TOTAL DISTRIBUTIONS                           (.85)  (1.21)   (.96)   (1.12)
  NET ASSET VALUE, END OF PERIOD               $13.23  $13.41  $13.57   $13.79
  TOTAL RETURN/2/                               5.14%   7.96%   5.80%   19.80%
------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:                    1998    1997    1996     1995
  NET ASSETS, END OF PERIOD (000)             $59,186 $41,051 $30,657  $14,276
  Average net assets (000)                    $51,915 $34,994 $21,867 $  7,428
  RATIOS TO AVERAGE NET ASSETS/5/:
  Expenses, including distribution fees          .90%    .82%    .79%  .87%/3/
  Expenses, excluding distribution fees          .75%    .67%    .64%  .72%/3/
  Net investment income                         6.36%   7.14%   7.08% 6.92%/3/
  Portfolio turnover rate                        304%    334%    362%     260%

--------------------------------------------------------------------------------
1 For the period from January 10, 1995 (when Class A shares were first offered)
  through December 31, 1995.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.

4 Less than $.005 per share.

5 Net of expense subsidy and/or fee waiver.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights for the two years ended December 31, 1998, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended December 31, 1996 and the period from January 10, 1995, through December 31, 1995, were audited by other independent auditors, whose reports were unqualified.

  CLASS B SHARES (FISCAL YEARS ENDED 12-31)
------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE              1998     1997     1996  1995/1/
  NET ASSET VALUE, BEGINNING OF PERIOD       $13.41   $13.58   $13.79   $12.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/5/                      .77      .89      .85      .82
  Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                (.18)      .06    (.18)     1.51
  TOTAL FROM INVESTMENT OPERATIONS              .59      .95      .67     2.33
------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income        (.77)    (.89)    (.85)    (.82)
  Distributions in excess of net
   investment income                          --/4/    (.02)       --       --
  Tax return of capital distributions            --    (.21)    (.03)    (.22)
  TOTAL DISTRIBUTIONS                         (.77)   (1.12)    (.88)   (1.04)
  NET ASSET VALUE, END OF PERIOD             $13.23   $13.41   $13.58   $13.79
  TOTAL RETURN/2/                             4.51%    7.24%    5.19%   19.11%
------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                     1998     1997     1996     1995
  NET ASSETS, END OF PERIOD (000)          $186,659 $157,501 $136,054  $85,472
  Average net assets (000)                 $172,326 $144,620 $114,560  $43,574
  RATIOS TO AVERAGE NET ASSETS:/5/
  Expenses, including distribution fees       1.50%    1.42%    1.39% 1.47%/3/
  Expenses, excluding distribution fees        .75%     .67%     .64%  .72%/3/
  Net investment income                       5.76%    6.54%    6.48% 6.32%/3/
  Portfolio turnover                           304%     334%     362%     260%

--------------------------------------------------------------------------------
1 For the period from January 10, 1995 (when Class B shares were first offered)
  and December 31, 1995.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.

4 Less than $.005 per share.

5 Net of expense subsidy and/or fee waiver.


--------------------------------------------------------------------------------

     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
   Financial HIghlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights for the two years ended December 31, 1998, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended December 31, 1996, and the period from January 10, 1995, through December 31, 1995 were audited by other independent auditors, whose reports were unqualified.

  CLASS C SHARES (FISCAL PERIODS ENDED 12-31)
-----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                 1998   1997   1996  1995/1/
  NET ASSET VALUE, BEGINNING OF PERIOD          $13.41 $13.58 $13.79   $12.50
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/5/                         .77    .89    .85      .82
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions   (.18)    .06  (.18)     1.51
  TOTAL FROM INVESTMENT OPERATIONS                 .59    .95    .67     2.33
-----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income           (.77)  (.89)  (.85)    (.82)
  Distributions in excess of net investment
  income                                         --/4/  (.02)     --       --
  Tax return of capital distributions               --  (.21)  (.03)    (.22)
  TOTAL DISTRIBUTIONS                            (.77) (1.12)  (.88)   (1.04)
  NET ASSET VALUE, END OF PERIOD                $13.23 $13.41 $13.58   $13.79
  TOTAL RETURN/2/                                4.51%  7.24%  5.19%   19.11%
-----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                        1998   1997   1996     1995
  NET ASSETS, END OF PERIOD (000)               $9,282 $6,005 $4,143   $2,655
  Average net assets (000)                      $7,390 $4,747 $3,534   $1,307
  RATIOS TO AVERAGE NET ASSETS:/5/
  Expenses, including distribution fees          1.50%  1.42%  1.39% 1.47%/3/
  Expenses, excluding distribution fees           .75%   .67%   .64%  .72%/3/
  Net investment income                          5.76%  6.54%  6.48% 6.32%/3/
  Portfolio turnover                              304%   334%   362%     260%

--------------------------------------------------------------------------------

1 For the period from January 10, 1995, when Class C shares were first offered, through December 31, 1995.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.

4 Less than $.005 per share.

5 Net of expense subsidy and/or fee waiver.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights for the two years ended December 31, 1998, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from September 16, 1996, through December 31, 1996, were audited by other independent auditors, whose reports were unqualified.

  CLASS Z SHARES (FISCAL PERIODS ENDED 12-31)
----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE                      1998    1997  1996/1/
  NET ASSET VALUE, BEGINNING OF PERIOD               $13.40  $13.57   $13.20
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/5/                              .87    1.00      .28
  Net realized and unrealized gain (loss) on
  investment and foreign currency transactions        (.18)     .06      .40
  TOTAL FROM INVESTMENT OPERATIONS                      .69    1.06      .68
----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income                (.87)  (1.00)    (.28)
  Distributions in excess of net investment income    --/4/   (.02)       --
  Distributions from net realized gain                   --   (.21)    (.03)
  TOTAL DISTRIBUTIONS                                 (.87)  (1.23)    (.31)
  NET ASSET VALUE, END OF PERIOD                     $13.22  $13.40   $13.57
  TOTAL RETURN/2/                                     5.30%   8.05%    5.35%
----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                             1998    1997     1996
  NET ASSETS, END OF PERIOD (000)                   $52,879 $47,519     $608
  Average net assets (000)                          $48,988 $36,750     $125
  RATIOS TO AVERAGE NET ASSETS:/5/
  Expenses                                             .75%    .67%  .64%/3/
  Net investment income                               6.51%   7.29% 7.23%/3/
  Portfolio turnover                                   304%    334%     362%

--------------------------------------------------------------------------------
1 Information shown is for the period from September 16, 1996 (when Class Z shares were first offered) through December 31, 1996.
2 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.

4 Less than $.005 per share.

5 Net of expense subsidy and/or fee waiver.


--------------------------------------------------------------------------------

     PRUDENTIAL DIVERSIFIED BOND FUND                 (800) 225-1852
[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.
STOCK FUNDS
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

ASSET ALLOCATION/BALANCED FUNDS
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund
GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
Global Utility Fund, Inc.

GLOBAL BOND FUNDS
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
The Global Total Return Fund, Inc.


--------------------------------------------------------------------------------

     PRUDENTIAL DIVERSIFIED BOND FUND               (800) 225-1852
[GRAPHIC]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio

TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

    FOR MORE INFORMATION
    ________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT

 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
 (For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov
--------------------------------------------------------------------------------
CUSIP NUMBERS:

Class A: 74431J-10-2

Class B: 74431J-20-1

Class C: 74431J-30-0

Class Z: 74431J-40-9

Investment Company Act File No:
811-7215



  Printed on Recycled Paper
[RECYCLE LOGO APPEARS HERE]

MF166A

                    PRUDENTIAL DIVERSIFIED BOND FUND, INC.

                      Statement of Additional Information

                           dated March 2, 1999

  Prudential Diversified Bond Fund, Inc. (the Fund), is an open-end, diversified management investment company whose objective is high current income consistent with an appropriate balance between risk and reward as determined by the investment adviser. The Fund seeks to achieve this objective by allocating its assets among sectors of the fixed-income securities markets, primarily U.S. Government securities, mortgage-related securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets in order to seek to reduce some of the risks from negative market movements and interest rate changes in any one sector. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector, subject to the limitations described herein. Under normal circumstances, the Fund will maintain at least 65% of its total assets in investment-grade debt securities (as defined herein). The Fund may also purchase preferred stock and engage in various derivative securities transactions, including the purchase and sale of put and call options on securities and financial indices and futures transactions on securities, financial indices and currencies and the purchase and sale of foreign currency exchange contracts to hedge its portfolio and to attempt to enhance returns. The Fund may engage in short-selling and use leverage, including reverse repurchase agreements, dollar rolls and bank borrowings, which entail additional risks to the Fund. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 2, 1999, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, Its Investments and Risks........................ B-2
Investment Restrictions................................................... B-24
Management of the Fund.................................................... B-26
Control Persons and Principal Holders of Securities....................... B-29
Investment Advisory and Other Services.................................... B-29
Brokerage Allocation and Other Practices.................................. B-33
Capital Shares, Other Securities and Organization......................... B-34
Purchase, Redemption and Pricing of Fund Shares........................... B-35
Shareholder Investment Account............................................ B-45
Net Asset Value........................................................... B-49
Taxes, Dividends and Distributions........................................ B-50
Performance Information................................................... B-53
Financial Statements...................................................... B-55
Report of Independent Accountants......................................... B-69
Appendix I--Description of Security Ratings............................... I-1
Appendix II--General Investment Information............................... II-1
Appendix III--Historical Performance Data................................. III-1
Appendix IV--Information Relating to Portfolio Securities................. IV-1
Appendix V--Information Relating to Prudential............................ V-1

-------------------------------------------------------------------------------
MF166B

                                 FUND HISTORY

  The Fund was organized under the laws of Maryland on September 1, 1994.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(A) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

(B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS.

  The Fund's investment objective is high current income consistent with the appropriate balance between risk and reward, as determined by the Fund's investment adviser. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money. The Fund seeks to achieve this objective by allocating its assets among sectors of the fixed-income securities markets, primarily U.S. Government securities, mortgage-backed securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. The Fund has the flexibility to allocate its investment across different sectors of the fixed-income securities markets, in order to seek to reduce some of the risks from negative market movements and interest rate changes in any one sector. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector, subject to the limitations described herein. Under normal market circumstances, the Fund will maintain at least 65% of its total assets in investment-grade debt securities (as defined below) and at least 65% of its total assets in bonds. For the purpose of this Statement of Additional Information, bonds are debt securities with a maturity at date of issue of greater than one year. There can be no assurance that the Fund's objective will be achieved.

  The Fund has no fixed percentage limitations on allocations among sectors of the fixed-income securities markets except that (1) no more than 35% of its net assets may be invested in noninvestment-grade bonds, (2) no more than 45% of its total assets may be invested in foreign debt securities, including both corporate and government issuers and (3) at least 65% of its total assets must be invested in investment-grade debt securities under normal market conditions. Although the investment adviser anticipates that investments will be made principally among U.S. Government, mortgage-related, corporate and foreign debt securities sectors, the Fund may also invest in other sectors of the fixed-income markets, including municipal securities, and may purchase preferred stock. In addition, the Fund will not invest 25% or more of its total assets in a single industry (other than obligations of the U.S. Government, its agencies or instrumentalities).

  The investment adviser has a team of fixed-income professionals including credit analysts and traders with experience in many sectors of the U.S. and foreign fixed-income securities markets. The investment adviser uses quantitative analyses to evaluate each bond issue considered for the Fund. In selecting portfolio securities, the investment adviser will consider economic conditions and interest rate fundamentals. Within each bond sector, the investment adviser will evaluate individual issues based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk. See "Investment Advisory and Other Services--Manager and Investment Adviser."

DEBT SECURITIES

  As described above, under normal market conditions, the Fund will invest at least 65% of its total assets in investment-grade debt securities. The term investment-grade refers to bonds and other debt obligations, rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or in unrated securities that are of equivalent quality in the opinion of the investment adviser, for example, U.S. Government securities and certain foreign government securities. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment-grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Securities rated Ba and below by Moody's or BB and below by S&P are considered speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher grade bonds. See the "Description of Security Ratings" in the Appendix. The Fund's holdings in money market instruments may be used to meet the 65% test for investment-grade securities.

  THE FUND IS PERMITTED TO INVEST UP TO 35% OF ITS NET ASSETS IN LOWER QUALITY BONDS PROVIDED THAT SUCH SECURITIES HAVE A RATING OF NO LOWER THAN CCC AS DETERMINED BY AT LEAST ONE NRSRO OR, IF UNRATED, ARE DEEMED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may be in default or there may be present elements of danger with respect to repayment of principal or interest. Lower rated debt securities, as well as debt securities with longer maturities, typically provide a higher return and are subject to a greater risk of loss of principal and price volatility than higher rated securities and securities with shorter maturities. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)" below. The dollar weighted average maturity of the Fund's portfolio will generally range from one to thirty years.

  Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. The Fund does not intend to retain investment-grade securities that are downgraded to junk bond status if 35% or more of its net assets would be invested in junk bonds.

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the values of bonds held by the Fund will change, causing an increase or decrease in the net asset value of the Fund. Longer-term bonds are generally more sensitive to changes in interest rates than shorter-term bonds. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall. The investment adviser will actively manage the Fund's portfolio maturity according to its interest rate outlook and will engage in various techniques to monitor the Fund's exposure to interest rate risk, including hedging transactions and interest rate swaps. See "Risks of Hedging and Return Enhancement Strategies" and "Interest Rate Swap Transactions" below.

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT-GRADE (JUNK BONDS)

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short term investing.

  The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund's portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

  Ratings of fixed-income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

U.S. GOVERNMENT SECURITIES

  The Fund invests in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. U.S. Government securities include zero coupon securities. See "Mortgage-Related Securities" and "Corporate and Other Debt Obligations" below.

  U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association
(GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

  STRIPPED U.S. GOVERNMENT SECURITIES. The Fund may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

  The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

  Fixed-income U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Fund.

  At a time when the Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distribution. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Risks of Options Transactions."

MORTGAGE-RELATED SECURITIES

  MORTGAGE-RELATED SECURITIES ARE SECURITIES THAT DIRECTLY OR INDIRECTLY REPRESENT A PARTICIPATION IN, OR ARE SECURED BY AND PAYABLE FROM, MORTGAGE LOANS SECURED BY REAL PROPERTY. THERE ARE CURRENTLY TWO BASIC TYPES OF MORTGAGE-RELATED SECURITIES: (1) THOSE ISSUED OR GUARANTEED, DIRECTLY OR INDIRECTLY, BY THE U.S. GOVERNMENT OR ONE OF ITS AGENCIES OR INSTRUMENTALITIES, SUCH AS GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) AND FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) AND (2) THOSE ISSUED OR GUARANTEED PRIVATELY. MORTGAGE-RELATED SECURITIES THAT ARE ISSUED BY PRIVATE ISSUERS WITHOUT A GOVERNMENT GUARANTEE USUALLY HAVE SOME FORM OF PRIVATE CREDIT ENHANCEMENT TO ENSURE TIMELY RECEIPT OF PAYMENTS AND TO PROTECT AGAINST DEFAULT.

  The Fund may invest in mortgage-related securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, for example, GNMA, FNMA and FHLMC certificates, where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the yield or value of the securities of the Fund's shares. See "U.S. Government Securities" above. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The value of these securities is likely to vary inversely with fluctuations in interest rates.

  Mortgage-related securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-related securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities which may be purchased by the Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

  During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

  GNMA CERTIFICATES. Certificates of Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed rate level payment mortgage loans; (2) fixed rate graduated payment mortgage loans; (3) fixed rate growing equity mortgage loans; (4) fixed rate mortgage loans secured by manufactured (mobile) homes;
(5) mortgage loans on multifamily residential properties under construction;
(6) mortgage loans on completed multifamily projects; (7) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. As of the date of this Statement of Additional Information, as supplemented, no such legislation has been effected. The Fund's investment adviser would re-evaluate the Fund's investment objectives and policies if any such legislative proposals were adopted.

  FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

  Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

  Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate California mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

  FHLMC SECURITIES. The FHLMC was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

  The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

  GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

  FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the FHLMC Act. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

  FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (1) foreclosure sale, (2) payment of a claim by any mortgage insurer or (3) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

  FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

  The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

  ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

  The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

  There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

  COLLATERALIZED MORTGAGE OBLIGATIONS. A collateralized mortgage obligation
(CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal of and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs and Multiclass Pass-Through Securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  In reliance on a Securities and Exchange Commission (the Commission) interpretation, the Fund's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitation of the Investment Company Act of 1940, as amended (Investment Company Act), on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

  The Fund will invest in both ARMs which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed Rate Mortgage Securities (FRMs), which are collateralized by fixed rate mortgages.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may also invest in mortgage-backed security strips (MBS strips) (1) issued by the U.S. Government or its agencies or instrumentalities or (2) issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing (derivative multiclass mortgage securities). MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

CORPORATE AND OTHER DEBT OBLIGATIONS

  ZERO COUPON BONDS, DEFERRED PAYMENT AND PAY-IN-KIND SECURITIES. The Fund may invest in corporate and other debt obligations of domestic and foreign issuers including zero coupon bonds, deferred payment and pay-in-kind (PIK) securities. Zero coupon bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund. Zero coupon securities include both corporate and U.S. and foreign government securities.

  Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Certain debt securities are subject to call provisions. Zero coupon, deferred payment and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods.

ADJUSTABLE RATE SECURITIES

  The Fund is permitted to invest in adjustable rate or floating rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon rate reset to market rates.

ASSET-BACKED SECURITIES

  The Fund may invest in private asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Unlike mortgage-backed securities, asset-backed securities do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In may instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality. The Fund is permitted to invest up to 25% of its total assets in asset-backed securities.

CONVERTIBLE SECURITIES

  The Fund may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into common stock. A convertible security is generally a corporate bond (or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may from time to time hold common stock received upon the conversion of a convertible security. The Fund does not intend to retain the common stock in its portfolio and will sell it as soon as reasonably practicable. Convertible securities also include preferred stock which technically is an equity security. The fund has no fixed percentage limitations on its investment in convertible securities except as otherwise stated herein.

  In general, the market value of a convertible security is at least the higher of its investment value (that is, its value as a fixed-income security) or its conversion value (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

MUNICIPAL SECURITIES

  The Fund may from time to time invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Fund may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

  Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market. Under normal market conditions, the Fund intends to invest no more than 5% of its net assets in municipal securities.

  MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

  The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

  Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

  MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

  1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

  3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

  TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

  FLOATING RATE AND VARIABLE RATE MUNICIPAL SECURITIES. The Fund is permitted to invest in floating rate and variable rate municipal securities, including participation interests therein and inverse floaters. Floating or variable rate securities often have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. These securities also allow the holder to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the holder paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Floating rate and variable rate securities typically have long maturities but afford the holder the right to demand payment at earlier dates. Such floating rate and variable rate securities will be treated as having maturities equal to the period of adjustment of the interest rate.

  An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including those issued or guaranteed privately or by the U.S. Government or one of its agencies or instrumentalities, and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Series may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

  In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. See "U.S. Government Securities" above. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P.

  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. In addition, to the extent such mortgage securities are purchased at a premium mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

  During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short-or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short-or intermediate-term securities.

  Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit card laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

FOREIGN GOVERNMENT SECURITIES

  The Fund is permitted to invest up to 45% of its total assets in foreign debt securities, including securities of corporate issuers and foreign government securities. See "Risk Factors and Special Considerations of Investing in Foreign Securities" below. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Governmental Entities) denominated in U.S. dollars or foreign currencies. A supranational entity is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental entities issuers include, among others, the provinces of Canada. Foreign Government securities shall also include debt securities of Government Entities denominated in European Currency Units (ECU). An ECU represents specified amounts of the currencies of certain of the member states of the European Economic Community. Foreign Government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities and Brady Bonds, which are long-term bonds issued by Governmental Entities in developing countries as part of a restructuring of their commercial bank loans.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTRACTS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

  INVESTING IN THE FIXED-INCOME MARKETS OF DEVELOPING COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN DEBT SECURITIES MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

  ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S INTERNATIONAL INVESTMENT ACTIVITIES. Foreign transaction costs are generally higher than in the United States. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

  The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

  To mitigate against foreign market risk, the investment adviser intends to invest the non-U.S. dollar denominated portion of the portfolio primarily in government securities of developed nations and highly liquid corporate issues and in options and futures thereon.

EURO

  Effective January 1, 1999, the 11 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each members state's currency. Beginning January 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

  The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states' currency into the euro will eliminate the risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

  The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates, applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.

  The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's investments.

  The Fund's Manager is taking steps: (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and
(b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

  BRADY BONDS. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

  Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to value recovery payments in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at that time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

OPTIONS ON SECURITIES

  The Fund may purchase and write (that is, sell) put and call options to attempt to enhance return or to hedge the Fund's portfolio. The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options) including OTC options with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

  The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

  The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

  The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

  The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

  The Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

  The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

  Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchase. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Fund will approve a list of dealers with which the Fund may engage in OTC options.

  When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option.

  OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to cover OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  The Fund may write only covered options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). The Fund may also write straddles (that is, a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered cover for both the put and the call, and the Fund will also segregate or deposit cash or liquid assets equivalent to the amount, if any, by which the put is in-the-money.

  OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

  When the Fund writes an option on a securities index, it will be required to deposit, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

  Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

  OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

  Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as cover to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

  A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

RISKS OF OPTIONS TRANSACTIONS

  An exchange-traded option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or clearinghouse, such as the Options Clearing Corporation (the OCC) to handle current trading volume; or (f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

  In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests-- Investment Risks--Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FUTURES CONTRACTS

  As a purchaser of a futures contract, the Fund incurs an obligation to acquire a specified amount of the obligations underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, aggregates of debt securities, financial indices, foreign currencies or composite foreign currencies (such as the European Currency Unit) and U.S. Government securities, including futures contracts or options linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See "Risks of Options Transactions" above.

  The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, that the price of the Fund's portfolio securities may fall, then the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

  The Fund will purchase or sell futures contracts also to attempt to enhance return. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

  Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

  When the Fund enters into a futures contract it is initially required to deposit, in a segregated account performing the transaction, an initial margin of cash or liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

  Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained for that purpose, of cash or liquid assets, called variation margin, in the name of the broker, which are reflective of price fluctuations in the futures contract.

OPTIONS ON FUTURES CONTRACTS

  The Fund may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  The Fund may only write covered put and call options on futures contracts. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option and having an expiration date not earlier than the expiration date of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

  The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions.

  There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

  The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

  If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  Pursuant to the requirements of the Commodity Exchange Act, as amended (the Commodity Exchange Act), all futures contracts and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting future contracts can be sold.

  Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

  As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the CFTC.

  In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.

  If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures potions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

RISKS OF TRANSACTIONS IN OPTIONS AND FINANCIAL FUTURES

  Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the

Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities (or currencies).

  An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide to be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

  There is no assurance that higher than anticipated trading activity or other unforseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund will place cash or other liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract (less the value of the covering positions, if any). If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

  The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the Fund at any time without cause. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale either within or outside of the United States.

  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD) The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

  Restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act and securities with contractual restrictions, commercial paper and municipal lease obligations that have a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the Commission has taken the position, which the Fund will follow, that purchased OTC options and the assets used as cover for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as cover as liquid.

INTEREST RATE SWAP TRANSACTIONS

  The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

  The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

  The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

(d) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in money market instruments, hold cash and engage in repurchase agreement transactions. Investing heavily in these securities limits our ability to achieve a high level of income, but may help to preserve the Fund's assets.

(e) PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. For the fiscal year ended December 31, 1997 and 1998, the Fund's portfolio turnover rate was 334% and 304%, respectively. The Fund's portfolio turnover rate during the years ended 1997 and 1998 resulted from active trading to take advantage of new financial products and increased investor interest in emerging markets. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

SEGREGATED ASSETS

  When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such hedging transactions may involve when-issued and delayed securities, futures contracts, forward foreign currency exchange contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

  5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on securities, currencies and on securities or financial indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities.

  8. Make investments for the purpose of exercising control or management.

  9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

  10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

  12. Purchase more than 10% of all outstanding voting securities of any one issuer.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or NAVs will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

                             Position with          Principal Occupation
 Name, Address and Age(/1/)  Fund                   During Past 5 Years
 --------------------------  -------------          --------------------
 Edward D. Beach (74)        Director       President and Director of BMC Fund,
                                             Inc., a closed-end investment
                                             company; formerly Vice Chairman of
                                             Broyhill Furniture Industries,
                                             Inc.; Certified Public Accountant;
                                             Secretary and Treasurer of
                                             Broyhill Family Foundation, Inc.;
                                             Member of the Board of Trustees of
                                             Mars Hill College; Director of The
                                             High Yield Income Fund, Inc.

 Eugene C. Dorsey (72)       Director       Retired President, Chief Executive
                                             Officer and Trustee of the Gannett
                                             Foundation (now Freedom Forum);
                                             former Publisher of four Gannett
                                             newspapers and Vice President of
                                             Gannett Company; past Chairman of
                                             Independent Sector (national
                                             coalition of philanthropic
                                             organizations); former Chairman of
                                             the American Council for the Arts;
                                             Director of the Advisory Board of
                                             Chase Manhattan Bank of Rochester,
                                             The High Yield Income Fund, Inc.
                                             and First Financial Fund, Inc.

 Delayne Dedrick Gold (60)   Director       Marketing and Management
                                             Consultant; Director of The High
                                             Yield Income Fund, Inc.

 *Robert F. Gunia (52)       Director and   Vice President (since September
                             Vice President  1997) The Prudential Insurance
                                             Company of America (Prudential);
                                             Executive Vice President and
                                             Treasurer (since December 1996),
                                             Prudential Investments Fund
                                             Management LLC (PIFM); Senior Vice
                                             President (since March 1987) of
                                             Prudential Securities Incorporated
                                             (Prudential Securities); formerly
                                             Chief Administrative Officer (July
                                             1990-September 1996), Director
                                             (January 1989-September 1996),
                                             Executive Vice President,
                                             Treasurer and Chief Financial
                                             Officer (June 1987-December 1996)
                                             of Prudential Mutual Fund
                                             Management, Inc. (PMF); Vice
                                             President and Director of The Asia
                                             Pacific Fund, Inc. (since May
                                             1989) and Director of The High
                                             Yield Income Fund, Inc.

 *Mendel A. Melzer, CFA (38) Director       Chief Investment Officer (since
 751 Broad Street                            October 1996) of Prudential
 Newark, NJ 07102-4077                       Investments; formerly Chief
                                             Financial Officer (November 1995-
                                             September 1996) of Prudential
                                             Investments, Senior Vice President
                                             and Chief Financial Officer (April
                                             1993-November 1995) of Prudential
                                             Preferred Financial Services,
                                             Managing Director (April 1991-
                                             April 1993) of Prudential
                                             Investment Advisors and Senior
                                             Vice President (July 1989-April
                                             1991) of Prudential Capital
                                             Corporation; Chairman and Director
                                             of Prudential Series Fund, Inc.;
                                             Director of The High Yield Income
                                             Fund, Inc.

 Thomas T. Mooney (57)       Director       President of the Greater Rochester
                                             Metro Chamber of Commerce;
                                             formerly Rochester City Manager;
                                             Trustee of Center for Governmental
                                             Research, Inc.; Director of Blue
                                             Cross of Rochester, The Business
                                             Council of New York State, Monroe
                                             County Water Authority, Rochester
                                             Jobs, Inc., Executive Service
                                             Corps of Rochester, Monroe County
                                             Industrial Development
                                             Corporation, Northeast Midwest
                                             Institute and The High Yield
                                             Income Fund, Inc.; President,
                                             Director and Treasurer of First
                                             Financial Fund, Inc. and The High
                                             Yield Plus Fund, Inc.

 Thomas H. O'Brien (74)      Director       President of O'Brien Associates
                                             (Financial and Management
                                             Consultants) (since April 1984);
                                             formerly President of Jamaica
                                             Water Securities Corp. (holding
                                             company) (February 1989-August
                                             1990); Chairman of the Board and
                                             Chief Executive Officer (September
                                             1987-February 1989) of Jamaica
                                             Water Supply Company and Director
                                             (September 1987-August 1990);
                                             Director and President of Winthrop
                                             Regional Health Systems, Inc. and
                                             United Presbyterian Homes;
                                             Director of Ridgewood Savings
                                             Bank; Trustee of Hofstra
                                             University; Director of The High
                                             Yield Income Fund, Inc.

                            Position with          Principal Occupation
 Name, Address and Age(/1/) Fund                   During Past 5 Years
 -------------------------- -------------          --------------------
  Richard A. Redeker (55)   Director      Formerly President, Chief Executive
                                           Officer and Director (October 1993-
                                           September 1996) of Prudential Mutual
                                           Fund Management, Inc.; Executive
                                           Vice President, Director and Member
                                           of the Operating Committee (October
                                           1993-September 1996) of Prudential
                                           Securities; Director (since October
                                           1993-September 1996) of Prudential
                                           Securities Group, Inc.; Executive
                                           Vice President, The Prudential
                                           Investment Corporation (January
                                           1994-September 1996); Director
                                           (January 1994-September 1996) of
                                           Prudential Mutual Fund Distributors,
                                           Inc. and Prudential Mutual Fund
                                           Services, Inc. and Senior Executive
                                           Vice President and Director of
                                           Kemper Financial Services, Inc.
                                           (September 1978-September 1993);
                                           President and Director of The High
                                           Yield Income Fund, Inc.

  *Brian M. Storms (44)     President and President (since October 1998) of
                            Director       Prudential Investments; formerly
                                           President (September 1996-October
                                           1998) of Prudential Mutual Funds,
                                           Annuities and Investment Management
                                           Services, Managing Director (July
                                           1991-September 1996) of Fidelity
                                           Investment Institutional Services
                                           Company, Inc., President (October
                                           1989-September 1991) of J.K.
                                           Schofield and Senior Vice President
                                           (September 1982-October 1989) of
                                           INVEST Financial Corporation.

  Nancy H. Teeters (68)     Director      Economist; formerly Vice President
                                           and Chief Economist (March 1986-June
                                           1990) of International Business
                                           Machines Corporation; Director of
                                           Inland Steel Industries (since July
                                           1991), and The High Yield Income
                                           Fund, Inc.

  Louis A. Weil, III (57)   Director      Chairman (since January 1999),
                                           President and Chief Executive
                                           Officer (since January 1996) and
                                           Director (since September 1991) of
                                           Central Newspapers, Inc.; Chairman
                                           of the Board (since January 1996),
                                           Publisher and Chief Executive
                                           Officer (August 1991-December 1995)
                                           of Phoenix Newspapers, Inc.;
                                           formerly Publisher of Time Magazine
                                           (May 1989-March 1991); formerly
                                           President, Publisher and Chief
                                           Executive Officer of The Detroit
                                           News (February 1986-August 1989);
                                           and member of the Advisory Board,
                                           Chase Manhattan Bank--Westchester;
                                           Director of The High Yield Income
                                           Fund, Inc.

  Grace Torres (39)         Treasurer and First Vice President (since December
                            Principal      1996) of PIFM; First Vice President
                            Financial and  (since March 1994) of Prudential
                            Accounting     Securities; formerly First Vice
                            Officer        President (March 1994-September
                                           1996) of Prudential Mutual Fund
                                           Management, Inc. and Vice President
                                           (July 1989-March 1994) of Bankers
                                           Trust Corporation.

  Stephen M. Ungerman (45)  Assistant     Tax Director (since March 1996) of
                            Treasurer      Prudential Investments and the
                                           Private Asset Group of The
                                           Prudential Insurance Company of
                                           America (Prudential); formerly First
                                           Vice President of Prudential Mutual
                                           Fund Management, Inc. (February
                                           1993-September 1996) and Senior Tax
                                           Manager (1981-January 1993) of Price
                                           Waterhouse LLP.

  Deborah A. Docs (41)      Secretary     Vice President (since December 1996)
                                           of PIFM; Vice President and
                                           Associate General Counsel (June
                                           1991-September 1996) of PMF; Vice
                                           President and Associate General
                                           Counsel of Prudential Securities
                                           (since December 1996).

---------

  *"Interested" director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities, Prudential or PIFM.

(/1/) Unless otherwise noted the address for each of the Directors and officers is: c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

  The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers and supervise the daily business operations of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Dorsey and O'Brien are scheduled to retire on December 31, 1999.

  Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM, The Prudential Investment Corporation (PIC) or the Subadviser annual compensation of $2,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on whose Boards the Directors may be asked to serve.

  Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1998 to current Directors of the Fund. The table also shows aggregate compensation paid to those Directors for service on Boards of all funds managed by PIFM (Fund Complex), including the Fund, for the calendar year ended December 31, 1998.

                              COMPENSATION TABLE

                                                                              TOTAL
                                          PENSION OR                       COMPENSATION
                                          RETIREMENT                      FROM THE FUND
                           AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL     AND FUND
                          COMPENSATION AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
   NAME AND POSITION       FROM FUND       EXPENSES        RETIREMENT      TO DIRECTORS
   -----------------      ------------ ---------------- ---------------- ----------------
Edward D. Beach--Direc-
 tor....................     $2,500          None             N/A        $135,000(44/71)*
Eugene C. Dorsey--Direc-
 tor**..................     $2,500          None             N/A        $ 70,000(17/46)*
Delayne Dedrick Gold--
 Director...............     $2,500          None             N/A        $135,000(44/71)*
Robert F. Gunia--Direc-
 tor(/1/)...............        --            --              --                --
Mendel A. Melzer--Direc-
 tor(/1/)...............        --            --              --                --
Thomas T. Mooney--Direc-
 tor**..................     $2,500          None             N/A        $115,000(35/70)*
Thomas H. O'Brien--Di-
 rector.................     $2,500          None             N/A        $ 45,000(12/30)*
Richard A. Redeker--Di-
 rector.................     --              None             N/A               --
Brian Storms--Director
 and President (/1/)....
Nancy H. Teeters--Direc-
 tor....................     $2,500          None             N/A        $ 90,000(26/47)*
Louis A. Weil, III--Di-
 rector.................     $2,500           --              --         $ 90,000(30/54)*

---------
 * Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates.
(/1/)Directors who are "interested" do not receive compensation from the Fund complex (including the Fund).

** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $85,445 and $119,740 for Messrs. Dorsey and Mooney respectively.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or CDSC to a limited group of investors.

  As of February 5, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of each class of the outstanding shares of the Fund. As of February 5, 1999, the only beneficial owners, directly or indirectly, of more than 5% of any class of shares of the outstanding common stock of the Fund were: Pru Defined Contribution Services, FBO Pru-Non-Trust Accounts, Attn:
John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 451,649 Class A shares of the Fund (9.9% of the outstanding Class A shares); Prudential Trust Company, FBO Pru-DC Trust Accounts, Attn: John Surdy, 30 Scranton Office Park, Moosic, PA 18507, who held 2,552,779 Class Z shares of the Fund (62.7% of the outstanding Class Z shares); and Marquette Trust Co. TTEE, STAT, Hawaii Deferred Compensation Plan, Marquette Trust Company, Attn: Marlene Pavek, 13100 Wayzata Blvd, Minnetonka, MN 55305, who held 613,986 Class Z shares of the Fund (15.1% of the outstanding Class Z shares).

  As of February 5, 1999, Prudential Securities was the record holder for other beneficial owners of 1,821,977 Class A shares (approximately 40.2% of such shares outstanding), 6,141,510 Class B shares (approximately 43.2% of such shares outstanding), 403,259 Class C shares (approximately 58.4% of such shares outstanding) and 754,964 Class Z shares (approximately 18.6% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.7 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended December 31, 1998. Currently, the Fund believes that there are no such expense limitations.

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Subadviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser), pursuant to the Subadvisory Agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees (except for Class Z shares).

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, respectively, PIFM received management fees of $139,998 (net of fee waivers), $838,238 (net of fee waivers), and $1,403,088, respectively, waiver eliminated 5/1/97 from the Fund.

  PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

 (b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, net as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually limited its distribution-related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1999. Fee waivers will increase the Fund's total return.

  For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received payments of $77,872 under the Class A Plan. The amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor and Prudential Securities also received approximately $215,800 in initial sales charges.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and
(2) up to .75 of 1% of the average daily net assets of the Class C shares (asset-based sales charge) may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge. The Distributor has contractually limited its distribution-related fees payable under the Class B and C Plans to .75 of 1% of the average daily net assets of each of the Class B and Class C shares for the fiscal year ending December 31, 1999. Fee waivers will increase the Fund's total return.

  CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $1,292,444 from the Fund under the Class B Plan and collectively spent approximately $2,142,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately ($1,400) was spent on printing and mailing of prospectuses to other than current shareholders; 50% ($1,061,900) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 50% ($1,079,000) on the aggregate of (i) payments of commission and account servicing fees to financial advisers (22% or $484,800) and (ii) an allocation of overhead and other branch office distribution-related expenses (28% or $594,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $351,100, in contingent deferred sales charges (CDSCs) with respect to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $55,422, from the Fund under the Class C Plan and spent approximately $62,300 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately $100 was spent on printing and mailing of prospectuses to other than current shareholders; 17% ($10,600) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 83% ($51,600) on the aggregate of (i) payments of commission and account servicing fees to financial advisers (56% or $34,800) and (ii) an allocation of overhead and other branch office distribution-related expenses (27% or $16,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of CDSCs paid by holders of Class C shares upon certain redemptions of Class C shares. For the year ended December 31, 1998, the Distributor and Prudential Securities received approximately $4,400 in CDSCs with respect to Class C shares. For the fiscal year ended December 31, 1999, the Distributor received approximately $3,100 in initial sales charges with respect to Class C shares.

                                *   *   *

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the Class A, B or C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

(c) OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended December 31, 1998, the Fund incurred expenses of approximately $534,600 for the services of PMFS.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. The Fund does not normally incur any brokerage commission expense on its portfolio transactions although broker-dealers may receive negotiated brokerage commissions on certain portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates.

  The securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or any affiliate in any transaction in which the Distributor or any affiliate acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

  Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the Fund did not pay any brokerage commissions to Prudential Securities.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at November 30, 1998. As of November 30, 1998, the Fund
held securities of              in the amount of $    .

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 500 million shares consist of Class A common stock, 500 million shares consist of Class B common stock, 500 million shares consist of Class C common stock and 500 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z shares are not currently offered for sale to investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Diversified Bond Fund, specifying on the wire the account number assigned by PMFS and your name an identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should by sure that the wire specifies Prudential Diversified Bond Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES.

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 4%, Class C shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share..................  $13.23
Maximum sales charge (4% of offering price).............................     .55
                                                                          ------
Offering price to public................................................  $13.78
                                                                          ======
CLASS B
Net asset value, offering price and redemption price per Class B share*.  $13.23
                                                                          ======
CLASS C
Net asset value and redemption price per Class C share*.................  $13.23
Sales charge (1% of offering price).....................................     .13
                                                                          ------
Offering price to public................................................  $13.36
                                                                          ======
CLASS Z
Net asset value, offering price and redemption price per Class Z share..  $13.22
                                                                          ======

-------
*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum total sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

  If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation or annuity plans under Sections 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase, and

  . investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution (h) orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs); and (i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

  . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealer, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  . an individual;

  . the individual's spouse, their children and their parents;

  . the individual's and spouse's Individual Retirement Account (IRA);

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential Securities or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer of the Distributor plus in the case of Class C shares, an initial sales charge of 1%. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charges" below. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

  The Distributor will pay, from its own resources, sales commissions of up to 5% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential. Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans). Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (3) investors purchasing shares though other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Class Z shares of the Fund currently are available for purchase by the following categories of investors:

  .  pension, profit-sharing or other employee benefit plans qualified under
     Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

  . participants in any fee-based program or trust program sponsored by an affiliate of the distributor, which includes mutual funds as investment options and for which the Fund is an available option,

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

  . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

  . the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities,

  . current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),

  . employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and

  .  Prudential with an investment of $10 million or more.

  After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finder's fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

  Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS, These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through The Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

  (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

  (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

  (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

  (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

  The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  (5) Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                          REQUIRED DOCUMENTATION
Death                                       A copy of the shareholder's death certificate
                                            or, in the case of a trust, a copy of the
                                            grantor's death certificate, plus a copy of
                                            the trust agreement identifying the grantor.
Disability - An individual will be          A copy of the Social Security Administration
considered disabled if he or she is         award letter or a letter from a physician on
unable to engage in any substantial         the physician's letterhead stating that the
gainful activity by reason of any           shareholder (or, in the case of a trust, the
medically determinable physical or          grantor) is permanently disabled. The letter
mental impairment which can be              must also indicate the date of disability.
expected to result in death or to be
of long-continued and indefinite
duration.

Distribution from an IRA or 403(b)     A copy of the distribution form from the
Custodial Account                      custodial firm indicating (i) the date of
                                       birth of the shareholder and (ii) that the
                                       shareholder is over age 59 1/2 and is taking a
                                       normal distribution--signed by the
                                       shareholder.
Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the reason
                                       for the distribution.
Excess Contributions                   A letter from the shareholder (for an IRA) or
                                       the plan administrator/trustee on company
                                       letterhead indicating the amount of the excess
                                       and whether or not taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

  OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

  AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

  EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. An exchange is treated as a redemption and purchase for federal income tax purposes. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

  Prudential California Municipal Fund
     (California Money Market Series)

  Prudential Government Securities Trust

     (Money Market Series)
     (U.S. Treasury Money Market Series)

  Prudential Municipal Series Fund
     (Connecticut Money Market Series)
     (Massachusetts Money Market Series)
     (New York Money Market Series)
     (New Jersey Money Market Series)

  Prudential MoneyMart Assets, Inc.

  Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 Years....................................  $ 105    $ 158    $ 210    $ 263
20 Years....................................    170      255      340      424
15 Years....................................    289      433      578      722
10 Years....................................    547      820    1,093    1,366
5 Years.....................................  1,361    2,041    2,721    3,402

See "Automatic Investment Plan" below.
---------
/1/ Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
/2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP).

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN.

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and Distributions" above.

  The Transfer Agent, the Distributor or your broker act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

  TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the total avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS              PERSONAL
              MADE OVER:                SAVINGS                   IRA
             -------------              --------                  ---
               10 years                 $ 26,165                $ 31,291
               15 years                   44,675                  58,649
               20 years                   68,109                  98,846
               25 years                   97,780                 157,909
               30 years                  135,346                 244,692

---------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in a program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by a program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The price an investor pays for each share is based on the share value. The Fund's share value--known as the net asset value per share or NAV--is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable the commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day; at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays, New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (that is, the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund that are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

  Qualification of the Fund as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net taxable investment income and short-term (but not long-term) capital gains and 90% of its net tax exempt interest income in each year.

  Any net capital gains distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. If the Fund acquires a put or writes a call thereon, the Fund's holding period of the underlying security may be affected. If the Fund acquires a put or writes a call thereon the Fund's holding period of the underlying security may be affected. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, straddle, conversion transaction and constructive sale provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

  Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Gain or loss on the sale, lapse or other termination of stock and on options on securities and indices will be capital gain or loss the character of which will depend upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

  The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder. The Fund's net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Fund shares based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

  Any distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Furthermore, such distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of capital gains distributions, which are expected to be or have been announced.

  Upon the redemption, sale or exchange of shares of the Fund, a shareholder generally will recognize gain or loss. Such gain or loss will be the capital gain or loss if the Shares were held as a capital investment, and such capital gain or loss will be long-term capital gain or loss if such shares were held for more than 12 months. However, any short-term capital loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions on such shares.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share capital gains distributions will be paid in the same amounts for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. Because the Fund limits its investments in foreign securities, shareholders will not be entitled to any foreign tax credit with respect to such taxes. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  Dividends and distributions and gain from the sale of shares may also be subject to state and local taxes.

                            PERFORMANCE INFORMATION

  Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


 YIELD = 2 [(a-b/cd+1)/6/ - 1]

Where:
   a = dividends and interest earned during the period.
   b = expenses accrued for the period (net of reimbursements).
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
   d = the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended December 31, 1998 for the Fund's Class A, Class B, Class C and Class Z shares was 6.42%, 6.09%, 6.02% and 6.85%, respectively. The yield for the 30-day period ended December 31, 1998 without waiver of management fees and/or expense subsidization for the Fund's Class A, Class B, Class C and Class Z shares was 6.36%, 6.02%, 5.96% and 6.28%, respectively.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

  Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

Where:    P  =  hypothetical initial payment of $1000.
          T  =  average annual total return.
          n  =  number of years.
        ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1998.

                                                               Since
                                                     1 Year  Inception
                                                     ------  ---------
With waiver and/or expense subsidy
Class A.............................................   .93%    8.47%   (1-10-95)
Class B............................................. -0.49     8.53    (1-10-95)
Class C.............................................  2.47     8.64    (1-10-95)
Class Z.............................................  5.30     8.24    (9-16-96)
Without waiver and/or expense subsidy*
Class A.............................................  0.86%    8.28%   (1-10-95)
Class B............................................. -0.57     8.34    (1-10-95)
Class C.............................................  2.39     8.46    (1-10-95)
Class Z.............................................  5.22     8.06    (9-16-96)

* Effective May 1, 1997, PIFM discontinued its waiver of its management fee of .05 of 1% of the Fund's daily net assets.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class C shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                             ERV - P
                             -------
                                P

Where: P = a hypothetical initial payment of $1,000.
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.

WITH WAIVER AND/OR EXPENSE SUBSIDY

                                                              SINCE
                                                     1 YEAR INCEPTION*
                                                     ------ ----------
Class A.............................................  5.14%   43.88%   (1-10-95)
Class B.............................................  4.51    40.44    (1-10-95)
Class C.............................................  4.51    40.41    (1-10-95)
Class Z.............................................  5.30    19.86    (9-16-96)

WITHOUT WAIVER AND/OR EXPENSE SUBSIDY*

Class A.............................................  5.06%   42.90%   (1-10-95)
Class B.............................................  4.43    39.48    (1-10-95)
Class C.............................................  4.43    39.46    (1-10-95)
Class Z.............................................  5.22    19.41    (9-16-96)

* Effective May 1, 1997, PIFM discoutinued its waiver of its management fee of .05 of 1% of the Fund's daily net assets.

Portfolio of Investments as of                       PRUDENTIAL DIVERSIFIED
December 31, 1998                                    BOND FUND, INC.
-------------------------------------------------------------------------------
Moody's     Principal
Rating      Amount
(Unaudited) (000)      Description                               Value (Note 1)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.7%
--------------------------------------------------------------------------------
Domestic Corporate Bonds--85.3%

Ba2         $  3,000   Airplane Pass-Through Trust,
                        Sr. Sub. Notes,
                        10.875%, 3/15/19                          $  3,150,000
Ba2            4,000   Allied Waste North America,
                        Sr. Notes,
                        7.625%, 1/1/06                               4,050,000
Ba3              700   American Standard, Inc.,
                        Sub. Deb.,
                        7.375%, 4/15/05                                689,773
Aa3            2,500   Associates Corp. North
                        America, Sr. Deb.,
                        6.95%, 11/1/18                               2,663,950
Baa3           1,000   AT&T Capital Corp.,
                        Medium Term Notes,
                        7.50%, 11/15/00                              1,012,240
B3             2,000   Atlas Air, Inc.,
                        Sr. Notes,
                        9.375%, 11/15/06                             2,020,000
Baa2           2,000   BJ Services Co.,
                        Sr. Notes,
                        7.00%, 2/1/06                                2,069,940
Ba2            2,000   Calair Capital Corp.,
                        Sr. Notes,
                        8.125%, 4/1/08                               1,955,900
                       Calenergy Co., Inc.,
Ba1            2,000    Sr. Notes, 6.96%, 9/15/03                    2,035,660
Ba1            2,000    Sr. Notes, 7.23%, 9/15/05                    2,060,520
Ba1            2,000    Series B, 8.48%, 9/15/28                     2,211,060
Baa2           3,000    Camden Property Trust,
                        Notes,
                        7.23%, 10/30/00                              3,007,200
Baa3           3,000   Capital One Bank,
                        Medium Term Notes,
                        7.08%, 10/30/01                              3,016,710
Baa1           5,000   Cendant Corp.,
                        Notes,
                        7.75%, 12/1/03                               5,053,350
Ba1            3,200   Cogentrix Energy, Inc.,
                        Sr. Notes,
                        8.75%, 10/15/08                              3,400,000
Baa3             400   Colonial Realty, L.P.,
                        Sr. Notes,
                        7.00%, 7/14/07                                 383,564
Baa1           2,000   Comdisco, Inc.,
                        Medium Term Notes,
                        6.32%, 11/27/00                              2,009,320
Baa3           3,500   Commonwealth Edison Co.,
                        Notes,
                        7.625%, 1/15/07                              3,866,905
A3             3,000   Compass Trust I,
                        Gtd. Bonds,
                        8.23%, 1/15/27                               3,213,750
Baa1           1,950   Computer Associates
                        International, Inc.,
                        Sr. Notes,
                        6.375%, 4/15/05                              1,929,798
Ba2            4,000   Connecticut Light & Power
                        Co., Series C,
                        7.75%, 6/1/02                                4,149,280
Ba2              500   Conseco Financing Trust II,
                        Bonds,
                        8.70%, 11/15/26                                456,815
Ba2            2,900   Conseco Financing Trust III,
                        Bonds,
                        8.796%, 4/1/27                               2,651,470
Ba3            3,600   Contifinancial Corp.,
                        Sr. Notes,
                        7.50%, 3/15/02                               2,520,000
Ba3            1,000    Sr. Notes,
                        8.125%, 4/1/08                                 680,000
Ba2            3,000   Continental Airlines Inc.,
                        Sr. Notes,
                        8.00%, 12/15/05                              2,964,300
Baa3           1,000   Delta Air Lines, Inc.,
                        Deb.,
                        9.875%, 5/15/00                              1,049,720
Ba2            1,500   El Paso Electric Co.,
                        First Mtge. Bonds,
                        9.40%, 5/1/11                                1,720,590
-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                         PRUDENTIAL DIVERSIFIED
December 31, 1998                                      BOND FUND, INC.
--------------------------------------------------------------------------------
Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                            Value (Note 1)
--------------------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
Baa2          $    5,500   Enterprise Rent-A-Car Co.,
                            Medium Term Notes,
                            7.00%, 6/15/00                         $  5,523,485
                           ERP Operating, L.P.,
A3                 2,000   Bonds,
                            6.63%, 4/13/15                            1,973,520
A3                 5,000   Partnership Notes,
                            6.15%, 9/15/00                            4,967,000
B2                 2,000   Falcon Holdings Group, L.P.,
                            Sr. Notes,
                            8.375%, 4/15/10                           2,040,000
Baa2               5,100   Federated Dept. Stores, Inc.,
                            Sr. Notes,
                            8.50%, 6/15/03                            5,625,198
NR                 5,000   First Industrial, L.P.,
                            Notes,
                            6.50%, 4/5/01                             4,924,850
Baa2               2,000   Fort James Corp.,
                            Notes,
                            6.23%, 3/15/01                            2,018,820
NR                 3,500   Gables Reality, L.P.,
                            Sr. Notes,
                            6.55%, 10/1/00                            3,502,940
A2                 7,000   Household Finance Corp.
                            Notes,
                            6.50%, 11/15/08                           7,245,000
NR                 6,000   ICG Holdings, Inc.,
                            Sr. Notes,
                            Zero Coupon, 3/15/07                      3,720,000
Ba2                2,000   Interpool Capital Trust,
                            Series B,
                            9.875%, 2/15/27                           1,640,000
B2                 2,000   ITC Deltacom Inc.,
                            Sr. Notes,
                            9.75%, 11/15/08                           2,050,000
                           ITT Corp., Notes,
Ba1                2,000   6.25%, 11/15/00                            1,929,480
Ba1                2,000   6.75%, 11/15/03                            1,841,660
Ba2                2,200   K Mart Corp.
                            Pass-Through Trust,
                            Series 1995 K-4,
                            9.35%, 1/2/20                             2,288,000
Baa2               4,000   K N Energy, Inc.,
                            Notes,
                            6.30%, 3/1/01                             4,011,240
Ba1                5,000   LCI International Inc.,
                            Sr. Notes,
                            7.25%, 6/15/07                            5,062,600
Baa1               1,200   Lehman Brothers, Inc.,
                            Medium Term Notes,
                            6.40%, 8/30/00                            1,200,300
B3                 3,000   Level 3 Communication, Inc.,
                            Sr. Disc. Notes,
                            10.50%, 12/1/03, Zero
                            Coupon (until 12/1/08)                    1,743,750
Baa2               2,000   Mallinckrodt, Inc.,
                            Notes,
                            6.30%, 3/15/01                            1,969,125
B3                 2,000   McLeod, Inc.,
                            Sr. Notes,
                            9.25%, 7/15/07                            2,070,000
Aa3                2,800   Merrill Lynch & Co., Inc.,
                            Notes,
                            6.875%, 11/15/18                          2,902,620
                           Meyer Fred, Inc.,
Ba2                2,000   Deb.,
                            7.38%, 3/1/05                             2,115,680
Ba2                  300   Notes,
                            7.15%, 3/1/03                               312,114
A1                 2,500   Morgan Stanley Dean
                            Witter, Inc., Notes,
                            6.09%, 3/9/01                             2,533,375
Baa2               3,000   National Oilwell, Inc.,
                            Notes,
                            6.88%, 7/1/05                             2,981,250
A1                 1,000   Nationwide Life Insurance
                            Co., Deb.,
                            9.875%, 2/15/25                           1,253,440
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                         PRUDENTIAL DIVERSIFIED
December 31, 1998                                      BOND FUND, INC.
--------------------------------------------------------------------------------
Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                           Value (Note 1)
--------------------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
                           Navistar International Corp.,
                            Sr. Notes,
Ba1           $    1,000    7.00%, 2/1/03                          $  1,000,156
Ba3                4,500    8.00%, 2/1/08                             4,578,750
NR                12,500   News America, Inc.,
                            6.70%, 5/21/04                           12,742,125
B2                 4,000   Nextel Communications, Inc.,
                            Sr. Disc. Notes,
                            9.75%, 10/31/07, Zero
                            Coupon (until 10/31/02)                   2,440,000
B3                 5,000   Nextlink Communications,
                            Inc., Sr. Disc. Notes,
                            9.00%, 3/15/08,
                            Zero Coupon (until
                            3/15/03)                                  2,825,000
                           Niagara Mohawk Power Corp.,
                            Notes,
Ba1                2,000    6.875%, 4/1/03                            2,069,400
Ba1                2,000    7.38%, 8/1/03                             2,113,820
Ba1                2,000    8.00%, 6/1/04                             2,183,720
B3                 3,250   NTL, Inc., Sr. Notes,
                            Zero Coupon, 10/1/03                      2,031,250
                           Occidental Petroleum Corp.,
                            Sr. Notes,
Baa2               1,000    10.125%, 11/15/01                         1,093,360
Baa2               1,000    11.125%, 8/1/10                           1,305,310
NR                 4,000   Owens Corning, Inc.,
                            Notes,
                            7.50%, 5/1/05                             4,088,840
Ba1                2,100   Owens Illinois, Inc.,
                            Deb.,
                            7.50%, 5/15/10                            2,139,942
Ba2                  500   Paramount Communications,
                            Inc., Sr. Notes,
                            7.50%, 1/15/02                              521,765
A2                 4,000   Philip Morris Co., Inc.,
                            Notes,
                            6.15%, 3/15/00                            4,033,200
NR                 3,000   Qwest Communications Int'l.,
                            Inc., Sr. Notes,
                            7.50%, 11/1/08                            3,120,000
                           R & B Falcon Corp.,
                            Sr. Notes, Ser. B,
Ba1                1,000    6.50%, 4/15/03                              908,320
Ba1                2,500    6.75%, 4/15/05                            2,150,000
Ba1                2,500    7.375%, 4/15/18                           1,928,475
                           Raytheon Co.,
                            Deb.,
Baa1               2,500    6.40%, 12/15/18                           2,481,250
Baa1               1,150    7.00%, 11/1/28                            1,210,743
Ba3                2,000   Rogers Cablesystems, Inc.,
                            Sr. Sec'd. Notes,
                            10.00%, 3/15/05                           2,240,000
Baa3               3,500   Saks, Inc.,
                            Gtd. Sr. Sub. Notes,
                            8.25%, 11/15/08                           3,710,000
Baa3               2,500   Saks, Inc.,
                            Bonds,
                            7.50%, 12/1/10                            2,499,825
                           Salomon, Inc.,
                            Medium Term Notes,
A2                 1,500    6.59%, 2/21/01                            1,528,800
A2                 3,000    6.65%, 7/15/01                            3,071,280
A2                   500    7.25%, 5/1/01                               517,880
                           Scotia Pacific Co.,
A3                 1,200   Class A-2
                            7.11%, 1/20/14                            1,142,112
Baa2               3,700   Class A-3
                            7.71%, 1/20/14                            3,314,756
A2                 3,000   Sears Roebuck Acceptance
                            Corp., Sr. Notes,
                            6.50%, 12/1/28                            2,944,590
B3                 3,000   SFX Entertainment, Inc.,
                            Sr. Sub. Notes,
                            9.125%, 12/1/08                           2,985,000
Baa1               4,000   Sprint Capital Corp.,
                            Notes,
                            6.875%, 11/15/28                          4,157,200
                           Tele-Communications, Inc.,
                            Deb.,
Baa3               1,000    6.34%, 2/1/02                             1,024,250
Ba1                1,500    10.125%, 4/15/22                          2,170,005
                           Time Warner, Inc.,
                            Deb.,
Baa3               5,000    6.625%, 5/15/29                           5,087,300
Baa3               2,000    8.11%, 8/15/06                            2,280,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-57

Portfolio of Investments as of           PRUDENTIAL DIVERSIFIED BOND
December 31, 1998                        FUND, INC.
--------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value (Note 1)
--------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)

B2            $    1,000   Time Warner Telecom LLC,
                            Sr. Notes,
                            9.75%, 7/15/08             $  1,045,000
Baa3               1,000   Tokai Preferred Capital
                            LLC,
                            Series A,
                            9.98%, 12/29/49                 840,000
NR                 4,500   Toyota Motor Credit Corp.,
                            Notes,
                            5.625%, 11/13/03              4,534,425
NR                 2,000   TVN Entertainment Corp.,
                            Sr. Notes,
                            14.00%, 8/1/08                1,700,000
Baa3               1,500   Turner Broadcasting
                            Systems,
                            Inc., Sr. Notes,
                            7.40%, 2/1/04                 1,608,570
                           United Airlines, Inc.,
                            Deb.,
Baa3               3,000   10.67%, 5/1/04                 3,549,600
Baa3               2,000   11.21%, 5/1/14                 2,626,400
Baa3               2,000   USA Waste Services Inc.,
                            Notes,
                            6.125%, 7/15/01               2,012,400
B2                 2,000   United States Can Corp.,
                            Sr. Sub. Notes, Series B,
                            10.125%, 10/15/06             2,060,000
Ba2                  750   Viacom, Inc., Sr. Notes,
                            7.75%, 6/1/05                   813,623
Baa2                 900   Worldcom, Inc., Notes,
                            6.125%, 8/15/01                 914,382
                                                       ------------
                           Total domestic corporate
                            bonds
                            (cost $262,266,857)         262,780,186
                                                       ------------
-------------------------------------------------------------------
Foreign Government Securities--2.7%

Baa3               1,000   Banco de Commercio
                            Exterior
                            de Colombia,
                            8.625%, 6/2/00                  980,000
A1                 1,200   National Australia Bank
                            Ltd.,
                            6.40%, 12/10/07               1,224,000
Baa3               2,500   Republic of Columbia
                            12.243%, 2/16/99              2,287,500
Ba1                4,000   Republic of Panama,
                            7.875%, 2/13/02               3,860,000
                                                       ------------
                           Total foreign government
                            securities
                            (cost $8,700,676)             8,351,500
                                                       ------------
-------------------------------------------------------------------
Foreign Corporate Bonds--2.4%

Aaa                2,500   Bayerische Landesbank
                            (Germany)
                            5.875%, 12/1/08               2,556,000
Baa1               1,800   Cable & Wireless
                            Communication,
                            (United Kingdom)
                            Note,
                            6.75%, 12/1/08                1,834,920
A3                 1,000   Kansallis-Osake-Pankki,
                            N.Y.,
                            (Finland) Sub. Notes,
                            10.00%, 5/1/02                1,124,200
Baa1               2,000   Skandinaviska Enskilda
                            Banken,
                            (Sweden) Bonds,
                            7.50%, 3/29/49                1,976,560
                                                       ------------
                           Total foreign corporate
                            bonds
                            (cost $7,330,605)             7,491,680
                                                       ------------
-------------------------------------------------------------------
U.S. Government Securities--7.3%

                   4,000   Small Business
                            Administration,
                            Deb., Series 1988-201
                            6.00%, 9/1/18                 4,081,480
                           United States Treasury
                            Bonds,
                   4,300   5.50%, 8/15/28                 4,500,896
                   2,000   6.375%, 8/15/27                2,298,740
                   4,300(b)6.75%, 8/15/26                 5,151,271
                   2,000   8.125%, 8/15/21                2,702,500
                           United States Treasury
                            Notes,
                     500   4.75%, 11/15/08                  503,905
                   1,600   5.75%, 11/15/05                1,706,752
                   1,300   6.50%, 5/15/05                 1,424,722
                                                       ------------
                           Total U. S. government
                            securities
                            (cost $22,061,375)           22,370,266
                                                       ------------

-------------------------------------------------------------------
See Notes to Financial Statements.     B-58

Portfolio of Investments                   PRUDENTIAL DIVERSIFIED
as of December 31, 1998                    BOND FUND, INC.
-------------------------------------------------------------------


                  Units   Description                Value (Note 1)
-------------------------------------------------------------------
WARRANTS(a)
                  2,000   TVN Entertainment Corp.,
                           expiring 8/1/08            $         20
                                                      ------------
                          Total long-term
                           investments
                           (cost $300,359,513)         300,993,652
                                                      ------------
SHORT-TERM INVESTMENTS--0.7%

Moody's       Principal
Rating        Amount
(Unaudited)   (000)
------------  ---------
-------------------------------------------------------------------
Domestic Corporate Bond--0.5%

Ba2           $   1,500   K Mart Corp.,
                           Medium Term Notes,
                           6.78%, 8/2/99
                           (cost $1,495,800)             1,503,405
                                                      ------------
-------------------------------------------------------------------
Repurchase Agreements--0.2%

                    625   Joint Repurchase Agreement
                           Account 4.69%, 1/4/99
                           (cost $625,000; Note 6)         625,000
                                                      ------------
                          Total short-term
                           investments
                           (cost $2,120,800)             2,128,405
                                                      ------------
Total Investments--98.4%
                          (cost $302,480,313; Note 5)  303,122,057
                          Other assets in excess of
                           liabilities--1.6%             4,884,103
                                                      ------------
                          Net Assets--100%            $308,006,160
                                                      ============
---------------
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
(a) Non-income producing security.
(b) Pledged as initial margin on financial futures contracts.



--------------------------------------------------------------------------------
The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 1998 was as follows:

Telecommunications......................................................    8.7%
Electric................................................................    8.4
U.S. Government Securities..............................................    7.3
Retail..................................................................    6.8
Real Estate.............................................................    6.1
Financial Institute.....................................................    5.7
Airlines................................................................    5.6
Oil & Gas...............................................................    5.3
Banking.................................................................    5.2
Media-Other.............................................................    5.1
Financial Services......................................................    3.8
Media - Cable...........................................................    3.6
Entertainment...........................................................    3.3
Foreign Government Securities...........................................    2.7
Foreign Corporate Bonds.................................................    2.4
Environmental...........................................................    2.0
Automotive..............................................................    1.8
Consumer Cyclical.......................................................    1.6
Building Materials......................................................    1.6
Industrial..............................................................    1.4
Insurance...............................................................    1.4
Containers..............................................................    1.4
Tobacco.................................................................    1.3
Aerospace...............................................................    1.2
Miscellaneous...........................................................    4.5
Other assets in excess of liabilities (including Joint
  Repurchase Agreement).................................................    1.8
                                                                          -----
                                                                          100.0%
                                                                          =====


--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-59

Statement of Assets and Liabilities       PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1998
                                                                                                            -----------------
Investments, at value (cost $302,480,313)...............................................................        $ 303,122,057
Cash....................................................................................................              108,342
Interest receivable.....................................................................................            4,686,897
Receivable for Fund shares sold.........................................................................            1,023,806
Due from manager........................................................................................               48,717
Deferred expenses and other assets......................................................................               44,540
                                                                                                                -------------
   Total assets.........................................................................................          309,034,359
                                                                                                                -------------
Liabilities
Payable for Fund shares reacquired......................................................................              532,671
Accrued expenses........................................................................................              176,369
Distribution fee payable................................................................................              131,623
Management fee payable..................................................................................              113,639
Dividends payable.......................................................................................               47,397
Due to broker - variation margin........................................................................               26,500
                                                                                                                -------------
   Total liabilities....................................................................................            1,028,199
                                                                                                                -------------
Net Assets..............................................................................................        $ 308,006,160
                                                                                                                =============
Net assets were comprised of:
   Common stock, at par.................................................................................        $      23,283
   Paid-in capital in excess of par.....................................................................          311,708,370
                                                                                                                -------------
                                                                                                                  311,731,653
   Undistributed net investment income..................................................................              836,812
   Accumulated net realized loss on investments.........................................................           (5,203,266)
   Net unrealized appreciation on investments and foreign currencies....................................              640,961
                                                                                                                -------------
Net assets, December 31, 1998...........................................................................        $ 308,006,160
                                                                                                                =============
Class A:
   Net asset value and redemption price per share
      ($59,186,280 / 4,473,810 shares of common stock issued and outstanding)...........................               $13.23
   Maximum sales charge (4.0% of offering price)........................................................                  .55
                                                                                                                       ------
   Maximum offering price to public.....................................................................               $13.78
                                                                                                                       ======
Class B:
   Net asset value, offering price and redemption price per share
      ($186,658,659 / 14,108,534 shares of common stock issued and outstanding).........................               $13.23
                                                                                                                       ======
Class C:
   Net asset value and redemption price per share
      ($9,281,746 / 701,534 shares of common stock issued and outstanding)..............................               $13.23
   Sales charge (1% of offering price)..................................................................                  .13
                                                                                                                       ------
   Offering price to public.............................................................................               $13.36
                                                                                                                       ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($52,879,475 / 3,999,506 shares of common stock issued and outstanding)...........................               $13.22
                                                                                                                       ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
                                            -----------------
   Interest and discount earned..........      $20,387,218
                                               -----------
Expenses
   Distribution fee--Class A.............           77,872
   Distribution fee--Class B.............        1,292,444
   Distribution fee--Class C.............           55,422
   Management fee........................        1,403,088
   Transfer agent's fees and expenses....          617,000
   Custodian's fees and expenses.........          120,000
   Reports to shareholders...............          100,000
   Registration fees.....................           89,000
   Amortization of deferred organization
      expenses...........................           40,135
   Audit fee and expenses................           25,000
   Legal fees and expenses...............           25,000
   Directors' fees and expenses..........           17,500
   Miscellaneous.........................            6,939
                                               -----------
         Total expenses..................        3,869,400
   Less: Expense subsidy (Note 4)........         (337,358)
                                               -----------
         Net expenses....................        3,532,042
                                               -----------
Net investment income....................       16,855,176
                                               -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions...............       (4,209,397)
   Financial futures transactions........         (966,103)
   Foreign currency transactions.........          418,258
                                               -----------
                                                (4,757,242)
                                               -----------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................          345,644
   Financial futures.....................          285,907
                                               -----------
                                                   631,551
                                               -----------
Net loss on investments..................       (4,125,691)
                                               -----------
Net Increase in Net Assets
Resulting from Operations................      $12,729,485
                                               ===========

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                         -------------------------
                                        1998             1997
                                      --------         --------
Operations
   Net investment income..........  $  16,855,176    $ 14,936,849
   Net realized gain (loss) on
      investment and foreign
      currency transactions.......     (4,757,242)      4,065,056
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign
      currencies..................        631,551      (3,160,737)
                                    -------------    ------------
   Net increase in net assets
      resulting from operations...     12,729,485      15,841,168
                                    -------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................     (3,300,618)     (2,499,000)
      Class B.....................     (9,936,206)     (9,461,239)
      Class C.....................       (424,457)       (309,631)
      Class Z.....................     (3,193,895)     (2,666,979)
                                    -------------    ------------
                                      (16,855,176)    (14,936,849)
                                    -------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................           (680)        (62,548)
      Class B.....................         (2,156)       (239,443)
      Class C.....................            (85)         (9,136)
      Class Z.....................           (693)        (72,124)
                                    -------------    ------------
                                           (3,614)       (383,251)
                                    -------------    ------------
   Distributions from net realized
      gains
      Class A.....................       --              (613,027)
      Class B.....................       --            (2,367,951)
      Class C.....................       --               (87,655)
      Class Z.....................       --              (685,629)
                                    -------------    ------------
                                         --            (3,754,262)
                                    -------------    ------------
Fund share transactions (net of
   share conversions) (Note 7)
   Net proceeds from shares
      sold........................    129,677,477     121,952,066
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     13,554,825      15,297,448
   Cost of shares reacquired......    (83,173,090)    (53,401,326)
                                    -------------    ------------
   Net increase in net assets from
      Fund share transactions.....     60,059,212      83,848,188
                                    -------------    ------------
Total increase....................     55,929,907      80,614,994
Net Assets
Beginning of year.................    252,076,253     171,461,259
                                    -------------    ------------
End of year(a)....................  $ 308,006,160    $252,076,253
                                    =============    ============
---------------
(a) Includes undistributed net
    investment income of..........  $     836,812    $      3,614
                                    -------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-61

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Prudential Diversified Bond Fund, Inc. (the "Fund"), which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on January 10, 1995.

The Fund's investment objective is to achieve high current income consistent with an appropriate balance between risk and reward. The Fund will seek to achieve this objective by allocating its assets among sectors of the fixed income securities markets, U.S. Government securities, mortgage-backed securities, corporate debt, and foreign securities based upon an evaluation of current market and economic conditions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians as the case may be under tri-party repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Deferred Organization Expenses: Approximately $210,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with "Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to increase undistributed net investment income by $836,812, and increase accumulated net realized loss by $836,812 primarily due to the sale of securities purchased with market discount and net foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund, effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI and PIMS as distributor for Class Z shares of the Fund.

--------------------------------------------------------------------------------
                                     B-63

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1% of the average daily net assets of Class A shares and .75% of the average daily net assets of both the Class B and Class C shares for the year ended December 31, 1998. Effective January 1, 1999, the annual rate for Class A shares was increased to .25 of 1%.

PSI and PIMS have advised the Fund that they received approximately $215,800 in front-end sales charges resulting from sales of Class A and $3,100 in Class C shares (after November 2, 1998) during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to Pruco Securities Corporation and affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $351,100 and $4,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 29, 1998, and has been extended through February 28, 1999 under the same terms.

--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1998, the Fund incurred fees of approximately $534,600 for the services of PMFS. As of December 31, 1998, approximately $49,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------
Note 4. Expense Subsidy

PIFM voluntarily agreed to subsidize operating expenses so that total Fund operating expenses do not exceed .90%, 1.50%, 1.50% and .75% of the average daily net assets of the Class A, Class B, Class C and Class Z shares, respectively. For the year ended December 31, 1998, such reimbursement amounted to $337,358 ($0.01 per share for Class A, B, C and Z shares; .12% of average net assets). The Fund is not required to reimburse PIFM for such subsidy.

--------------------------------------------------------------------------------
Note 5. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 were $900,766,031 and $826,317,167, respectively.

The federal income tax cost basis of the Fund's investments at December 31, 1998 was $302,480,313 and, accordingly, net unrealized appreciation for federal income tax purposes was $641,744 (gross unrealized appreciation--$6,923,687; gross unrealized depreciation--$6,281,943).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1998 of approximately $5,204,000 which expires in 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

During the year ended December 31, 1998, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1998 are as follows:

                                            Value at    Value at    Unrealized
Number of                    Expiration   December 31,    Trade    Appreciation
Contracts         Type          Date          1998        Date    (Depreciation)
---------  ----------------  -----------  ------------ -------------------------
            Long Positions:
   100       20 yr. T-Bond    Mar. 1999   $12,778,125  $12,646,875  $  131,250
    18       20 yr. T-Bond    Mar. 1999     2,300,063    2,289,938      10,125
     7       20 yr. T-Bond    Mar. 1999       894,469      897,969      (3,500)
    87       20 yr. T-Bond    Mar. 1999    11,116,969   11,255,625    (138,656)
                                                                  --------------
                                                                    $     (781)
                                                                  ==============

--------------------------------------------------------------------------------

Note 6. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily

--------------------------------------------------------------------------------
                                     B-64

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the Fund had a 0.1% undivided interest in the joint account. The undivided interest for the Fund represents $625,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co. Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.

Deutche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.

Goldman Sachs & Co., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest was $94,950,662.

Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.

Warburg Dillon Read LLC, 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,529,699.

--------------------------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 500 million, 500 million, 500 million and 500 million authorized shares, respectively. Of the 23,283,384 shares of common stock issued and outstanding at December 31, 1998, PIFM owned 8,117.

Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------                                ----------   -----------
Year ended December 31, 1998:
Shares sold..........................   2,495,893   $33,401,514
Shares issued in reinvestment of
  dividends..........................     194,963     2,602,189
Shares reacquired....................  (1,507,321)  (20,108,457)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................   1,183,535    15,895,246
Shares issued upon conversion from
  Class B............................     228,881     3,064,759
                                       ----------   -----------
Net increase in shares outstanding...   1,412,416   $18,960,005
                                       ==========   ===========
Year ended December 31, 1997:
Shares sold..........................   1,426,052   $19,452,716
Shares issued in reinvestment of
  dividends and distributions........     187,300     2,545,364
Shares reacquired....................  (1,021,326)  (13,910,845)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................     592,026     8,087,235
Shares issued upon conversion from
  Class B............................     210,803     2,878,755
                                       ----------   -----------
Net increase in shares outstanding...     802,829   $10,965,990
                                       ==========   ===========
Class B
-------
Year ended December 31, 1998:
Shares sold..........................   4,920,054   $65,663,839
Shares issued in reinvestment of
  dividends..........................     562,773     7,514,653
Shares reacquired....................  (2,889,045)  (38,488,622)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................   2,593,782    34,689,970
Shares reacquired upon conversion
  into Class A.......................    (228,881)   (3,064,759)
                                       ----------   -----------
Net increase in shares outstanding...   2,364,901   $31,625,111
                                       ==========   ===========
Year ended December 31, 1997:
Shares sold..........................   3,336,421   $45,561,167
Shares issued in reinvestment of
  dividends and distributions........     663,972     9,023,614
Shares reacquired....................  (2,067,600)  (28,222,638)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................   1,932,793    26,362,143
Shares reacquired upon conversion
  into Class A.......................    (210,717)   (2,878,755)
                                       ----------   -----------
Net increase in shares outstanding...   1,722,076   $23,483,388
                                       ==========   ===========

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Class C                                                  Shares       Amount
-------                                                ----------   -----------
Year ended December 31, 1998:
Shares sold..........................................     412,554   $ 5,507,004
Shares issued in reinvestment of
  dividends..........................................      25,359       338,435
Shares reacquired....................................    (184,168)   (2,450,323)
                                                       ----------   -----------
Net increase in shares outstanding...................     253,745   $ 3,395,116
                                                       ==========   ===========
Year ended December 31, 1997:
Shares sold..........................................     211,330   $ 2,892,963
Shares issued in reinvestment of
  dividends and distributions........................      23,545       319,900
Shares reacquired....................................     (92,251)   (1,257,156)
                                                       ----------   -----------
Net increase in shares outstanding...................     142,624   $ 1,955,707
                                                       ==========   ===========
Class Z
-------
Year ended December 31, 1998:
Shares sold..........................................   1,880,837   $25,105,120
Shares issued in reinvestment of
  dividends..........................................     232,269     3,099,548
Shares reacquired....................................  (1,659,265)  (22,125,688)
                                                       ----------   -----------
Net increase in shares outstanding...................     453,841   $ 6,078,980
                                                       ==========   ===========
Year ended December 31, 1997:
Shares sold..........................................   3,983,551   $54,045,220
Shares issued in reinvestment of
  dividends and distributions........................     250,799     3,408,570
Shares reacquired....................................    (733,462)  (10,010,687)
                                                       ----------   -----------
Net increase in shares outstanding...................   3,500,888   $47,443,103
                                                       ==========   ===========


--------------------------------------------------------------------------------

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                   Class A                                      Class B
                                            ------------------------------------------------------     -------------------------
                                                                                      January 10,
                                                                                        1995(a)
                                                   Year Ended December 31,              Through         Year Ended December 31,
                                            -------------------------------------     December 31,     -------------------------
                                             1998           1997           1996           1995           1998           1997
                                            -------       --------       -------        --------       --------       --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....    $ 13.41       $  13.57       $ 13.79        $  12.50       $  13.41       $  13.58
                                            -------       --------       -------        --------       --------       --------
Income from investment operations
Net investment income(b)................        .85            .98           .93             .90            .77            .89
Net realized and unrealized gain (loss)
   on investment transactions...........       (.18)           .07          (.19)           1.51           (.18)           .06
                                            -------       --------       -------        --------       --------       --------
   Total from investment operations.....        .67           1.05           .74            2.41            .59            .95
                                            -------       --------       -------        --------       --------       --------
Less distributions
Dividends from net investment income....       (.85)          (.98)         (.93)           (.90)          (.77)          (.89)
Distributions in excess of net
   investment income....................         --(e)        (.02)           --              --             --(e)        (.02)
Distributions from net realized gains...         --           (.21)         (.03)           (.22)            --           (.21)
                                            -------       --------       -------        --------       --------       --------
   Total distributions..................       (.85)         (1.21)         (.96)          (1.12)          (.77)         (1.12)
                                            -------       --------       -------        --------       --------       --------
Net asset value, end of period..........    $ 13.23       $  13.41       $ 13.57        $  13.79       $  13.23       $  13.41
                                            =======       ========       =======        ========       ========       ========
TOTAL RETURN(d).........................       5.14%          7.96%         5.80%          19.80%          4.51%          7.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........    $59,186       $ 41,051       $30,657        $ 14,276       $186,659       $157,501
Average net assets (000)................    $51,915       $ 34,994       $21,867        $  7,428       $172,326       $144,620
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................        .90%           .82%          .79%            .87%(c)       1.50%          1.42%
   Expenses, excluding distribution
      fees..............................        .75%           .67%          .64%            .72%(c)        .75%           .67%
   Net investment income................       6.36%          7.14%         7.08%           6.92%(c)       5.76%          6.54%
Portfolio turnover rate.................        304%           334%          362%            260%           304%           334%

                                                       January 10,
                                                         1995(a)
                                                         Through
                                                       December 31,
                                            1996           1995
                                          --------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....  $ 13.79        $  12.50
                                          -------        --------
Income from investment operations
Net investment income(b)................      .85             .82
Net realized and unrealized gain (loss)
   on investment transactions...........     (.18)           1.51
                                          -------        --------
   Total from investment operations.....      .67            2.33
                                          -------        --------
Less distributions
Dividends from net investment income....     (.85)           (.82)
Distributions in excess of net
   investment income....................       --              --
Distributions from net realized gains...     (.03)           (.22)
                                          -------        --------
   Total distributions..................     (.88)          (1.04)
                                          -------        --------
Net asset value, end of period..........  $ 13.58        $  13.79
                                          =======        ========
TOTAL RETURN(d).........................     5.19%          19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)......... $136,054        $ 85,472
Average net assets (000)................ $114,560        $ 43,574
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................     1.39%           1.47%(c)
   Expenses, excluding distribution
      fees..............................      .64%            .72%(c)
   Net investment income................     6.48%           6.32%(c)
Portfolio turnover rate.................      362%            260%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and/or fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-67

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                    Class C                                      Class Z
                                           ---------------------------------------------------------     -------------------------
                                                                            January 10,                              September 16,
                                                                              1995(a)                                   1996(a)
                                               Year Ended December 31,        Through     Year Ended December 31,      Through
                                           -------------------------------  December 31,  -----------------------     December 31,
                                            1998          1997      1996        1995        1998         1997            1996
                                           ------      --------  ---------  ------------   -------     ----------    -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....   $13.41        $13.58    $13.79      $12.50      $ 13.40     $  13.57        $ 13.20
                                           ------        ------    ------      ------      -------     --------        -------
Income from investment operations
Net investment income(b)................      .77           .89       .85         .82          .87         1.00            .28
Net realized and unrealized gain (loss)
   on investment transactions...........     (.18)          .06      (.18)       1.51         (.18)         .06            .40
                                           ------        ------    ------      ------      -------     --------        -------
   Total from investment operations.....      .59           .95       .67        2.33          .69         1.06            .68
                                           ------        ------    ------      ------      -------     --------        -------
Less distributions
Dividends from net investment income....     (.77)         (.89)     (.85)       (.82)        (.87)       (1.00)          (.28)
Distributions in excess of net
   investment income....................       --(e)       (.02)       --          --           --(e)      (.02)            --
Distributions from net realized gains...       --          (.21)     (.03)       (.22)          --         (.21)          (.03)
                                           ------        ------    ------      ------      -------     --------        -------
   Total distributions..................     (.77)        (1.12)     (.88)      (1.04)        (.87)       (1.23)          (.31)
                                           ------        ------    ------      ------      -------     --------        -------
Net asset value, end of period..........   $13.23        $13.41    $13.58      $13.79      $ 13.22     $  13.40        $ 13.57
                                           ======        ======    ======      ======      =======     ========        =======
TOTAL RETURN(d).........................     4.51%         7.24%     5.19%      19.11%        5.30%        8.05%          5.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).........   $9,282        $6,005    $4,143      $2,655      $52,879     $ 47,519        $   608
Average net assets (000)................   $7,390        $4,747    $3,534      $1,307      $48,988     $ 36,750        $   125
Ratios to average net assets(b):
   Expenses, including distribution
      fees..............................     1.50%         1.42%     1.39%       1.47%(c)      .75%         .67%           .64%(c)
   Expenses, excluding distribution
      fees..............................      .75%          .67%      .64%        .72%(c)      .75%         .67%           .64%(c)
   Net investment income................     5.76%         6.54%     6.48%       6.32%(c)     6.51%        7.29%          7.23%(c)
Portfolio turnover rate.................      304%          334%      362%        260%         304%         334%           362%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.


--------------------------------------------------------------------------------
See Notes to Financial Statements.   B-68

Report of Independent Accountants         PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Diversified Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Bond Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the three periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 12, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 1999
--------------------------------------------------------------------------------
                                     B-69

Tax Information (Unaudited)               PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal tax status of dividends and distributions paid by the Fund.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 11.44% of the dividends paid by the Fund qualifies for such deduction.

During the fiscal year ended December 31, 1998, the Fund paid dividends from net investment income and a short-term capital gains distribution which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

--------------------------------------------------------------------------------

                                  APPENDIX I

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC and CC: Obligations rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment-grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment-grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  Duff 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                                  APPENDIX II
                        GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                 APPENDIX III
                          HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long-term performance of various asset classes and the rate of inflation.

   Each Investment Provides A Different Opportunity (Value of $1 invested on
                                   12/31/25)

                                [LINE GRAPH]

Small Stocks  -- $5,116.95              Long-Term Bonds -- $44.18
Common Stocks -- $2,350.89              Treasury Bills  -- $14.94
                                        Inflation       -- $ 9.16


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

  YEAR                   1988  1989  1990  1991  1992  1993  1994  1995  1996  1997   1998
------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  TREASURY
  BONDS/1/                7.0% 14.4%  8.5% 15.3%  7.2% 10.7% -3.4% 18.4%  2.7%  9.6%  10.0%
-------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  MORTGAGE
  SECURITIES/2/           8.7% 15.4% 10.7% 15.7%  7.0%  6.8% -1.6% 16.8%  5.4%  9.5%  7.0%
------------------------------------------------------------------------------------------
  U.S. INVESTMENT GRADE
  CORPORATE BONDS/3/      9.2% 14.1%  7.1% 18.5%  8.7% 12.2% -3.9% 22.3%  3.3% 10.2%  8.6%
------------------------------------------------------------------------------------------
  U.S. HIGH YIELD
  BONDS/4/               12.5%  0.8% -9.6% 46.2% 15.8% 17.1% -1.0% 19.2% 11.4% 12.8%  1.6%
------------------------------------------------------------------------------------------
  WORLD GOVERNMENT
  BONDS/5/                2.3% -3.4% 15.3% 16.2%  4.8% 15.1%  6.0% 19.6%  4.1% -4.3%  5.3%
------------------------------------------------------------------------------------------
  DIFFERENCE BETWEEN
  HIGHEST AND LOWEST
  RETURNS PERCENT        10.2% 18.8% 24.9% 30.9% 11.0% 10.3%  9.9%  5.5%  8.7% 17.1%  8.4%
------------------------------------------------------------------------------------------

/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. /2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). /3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper, Inc.

/5/Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-2

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/

                   Performance Comparison of Different Types
                       of Investments Over the Long Term
                              (12/31/25-12/31/98)

Common Stocks    11.2%
Long-Term
 Gov't Bonds      5.3%
Inflation         3.1%


/1/Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1998 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

                                     III-3

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)

                                 [LINE GRAPH]


Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     III-4

                                  APPENDIX IV
                  INFORMATION RELATING TO PORTFOLIO SECURITIES

  The following chart shows where the Fund fits in the Prudential Fund Family in terms of the maturity of its portfolio securities.

                                          MATURITY

                        Short              Interm.              Long
                __________________________________________________________
Quality
                   Prudential             Prudential
        High    Gov't Sec. Trust/        Gov't Income
                Short-Inter. Term            Fund
                     Series             Mortgage Income
                                             Fund

                __________________________________________________________

                  Prudential              PRUDENTIAL
        Med.      Structured              DIVERSIFIED
                   Maturity                BOND FUND
                     Fund

                __________________________________________________________

                                          Prudential
        Low                               High Yield
                                             Fund

                __________________________________________________________

  The Fund may provide: (i) higher yield and total return than Prudential's U.S. government funds, but with lower overall quality and (ii) higher overall quality than the Prudential High Yield Fund, but with potentially lower yield and total return.

  Currently, the Fund is maintaining an intermediate-term duration of 5 to 6 years. This is subject to change.

                                  APPENDIX V

                    INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PI/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Institutional Investor, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

  Real Estate. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents and more than 1,400 offices across the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 Americans receive healthcare from a Prudential managed care membership./3/

  Financial Services. The Prudential Savings Bank (FSB), a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
---------
/1/Prudential Investments serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercater Asset Management, L.P., as Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

/2/As of December 31, 1997.

/3/On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna, Inc. for $1 billion.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

  EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.4 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.


INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities./5/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect/Financial AdvisersSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------

/4/As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

/5/As of December 31, 1998.

                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS.


    (a) (1) Articles of Incorporation. Incorporated by reference to Exhibit 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on September 12, 1994.

      (2) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on August 9, 1996.

      (3) Articles Supplementary. Incorporated by reference to Exhibit
      (a)(3) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

    (b) By-Laws. Incorporated by reference to Exhibit 2 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on September 12, 1994.

    (c)Instruments defining rights of shareholders. Incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on September 12, 1994.

    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on June 20, 1995.

      (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on June 20, 1995.

    (e) (1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

      (2) Selected Dealer Agreement. Incorporated by reference to Exhibit
      (e)(2) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

    (g)Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on June 20, 1995.

    (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to
        Exhibit 9 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on June 20, 1995.

    (i) (1) Opinion of Shereff, Friedman, Hoffman & Goodman, LLP.
        Incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on October 19, 1994.

      (2) Consent of counsel.*

    (j) Consent of Independent Accountants.*

    (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

      (2) Amended and Restated Distribution and Service Plan for Class B Shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

      (3) Amended and Restated Distribution and Service Plan for Class C Shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441) filed via EDGAR on January 8, 1999.

    (n) Financial Data Schedules for Class A, Class B, Class C and Class Z shares.*

    (o) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-55441 filed) via EDGAR on January 8, 1999.

---------
 *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management, Inc. (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

  Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

  (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

  (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

  (3) Such promise must be secured by a surety bond or other suitable insurance; and

  (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   (a) Prudential Investments Fund Management LLC (PIFM).

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Commission the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

 NAME AND ADDRESS   POSITION WITH PIFM           PRINCIPAL OCCUPATIONS
 ----------------   ------------------           ---------------------
 Robert F. Gunia    Executive Vice      Vice President, Prudential
                    President and        Investments; Executive Vice President
                    Treasurer            and Treasurer, PIFM, Senior Vice
                                         President, Prudential Securities
                                         Incorporated
 Neil A. McGuinness Executive Vice      Executive Vice President and Director
                    President            of Marketing, Prudential Mutual Fund
                                         & Annuities (PMF&A); Executive Vice
                                         President, PIFM
 Brian Storms       Officer-in-Charge,  President, PMF&A; Officer-in-Charge,
                    President, Chief     President, Chief Executive Officer
                    Executive Officer    and Chief Operating Officer, PIFM
                    and
                    Chief Operating
                    Officer
 Robert J. Sullivan Executive Vice      Executive Vice President, PMF&A;
                    President            Executive Vice President, PIFM

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

 NAME AND ADDRESS     POSITION WITH PIC           PRINCIPAL OCCUPATIONS
 ----------------     -----------------           ---------------------
 E. Michael Caulfield Chairman of the     Chief Executive Officer of
                      Board, President     Prudential Investments (PIC) of The
                      and Chief Executive  Prudential Insurance Company of
                      Officer              America (Prudential)
                      and Director
 John R. Strangfeld   Vice President and  President of Private Asset
                      Director             Management Group of Prudential;
                                           Senior Vice President, Prudential;
                                           Vice President and Director, PIC

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Total Return Fund, Inc., Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Pacific Index Fund, Prudential Real Estate Securities Fund, Prudential Small Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Target Portfolio Trust, The Global Total Return Fund, Inc., Global Utility Fund, Inc. and Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund).

  (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below:

                         POSITIONS AND                                  POSITIONS AND
                         OFFICES WITH                                   OFFICES WITH
NAME(/1/)                UNDERWRITER                                    REGISTRANT
---------                -------------                                  -------------
E. MIchael Caufield..... President                                      None
Mark R. Fetting......... Executive Vice President                       None
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
 07102
Jonathan M. Greene...... Executive Vice President                       None
Jean D. Hamilton........ Executive Vice President                       None
Ronald P. Joelson....... Executive Vice President                       None
Brian M. Storms......... Executive Vice President                       President and Director
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
 07102
John R. Strangfeld...... Executive Vice President                       None
Mario A. Mosse.......... Senior Vice President and Chief Operating      None
                          Officer
Scott S. Wallner........ Vice President, Secretary and Chief Legal      None
                          Officer
Michael G. Williamson... Vice President, Comptroller and Chief          None
                          Financial Officer
C. Edward Chaplin....... Treasurer                                      None

---------
(/1/)The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171. The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, 07102 the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey, 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

  Registrant makes the following undertaking:

  To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and the State of New Jersey, on the 1st day of March 1999.

                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.

                      By: /s/ Brian M. Storms
                        ----------------------------------
                         BRIAN M. STORMS, PRESIDENT

  Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

              SIGNATURE                          TITLE                    DATE
              ---------                          -----                    ----
/s/ Edward D. Beach                   Director                        March 1, 1999
-------------------------------------
 EDWARD D. BEACH
/s/ Eugene C. Dorsey                  Director                        March 1, 1999
-------------------------------------
 EUGENE C. DORSEY
/s/ Delayne Dedrick Gold              Director                        March 1, 1999
-------------------------------------
 DELAYNE DEDRICK GOLD
/s/ Robert F. Gunia                   Vice President and Director     March 1, 1999
-------------------------------------
 ROBERT F. GUNIA
/s/ Mendel A. Melzer                  Director                        March 1, 1999
-------------------------------------
 MENDEL A. MELZER
/s/ Thomas T. Mooney                  Director                        March 1, 1999
-------------------------------------
 THOMAS T. MOONEY
/s/ Thomas H. O'Brien                 Director                        March 1, 1999
-------------------------------------
 THOMAS H. O'BRIEN
/s/ Richard A. Redeker                Director                        March 1, 1999
-------------------------------------
 RICHARD A. REDEKER
/s/ Brian M. Storms                   President and Director          March 1, 1999
-------------------------------------
 BRIAN M. STORMS
/s/ Nancy Hays Teeters                Director                        March 1, 1999
-------------------------------------
 NANCY HAYS TEETERS
/s/ Louis A. Weil, III                Director                        March 1, 1999
-------------------------------------
 LOUIS A. WEIL, III
/s/ Grace C. Torres                   Principal Financial and         March 1, 1999
-------------------------------------
 GRACE C. TORRES                       Accounting Officer

                                 EXHIBIT INDEX

   EXHIBIT
     NO.                           DESCRIPTION                          PAGE
   -------                         -----------                          ----
   (i)(2)  Consent of Counsel.
   (j)     Consent of Independent Accountants.
   (n)     Financial Data Schedules for Class A, Class B, Class C and
           Class Z shares.